Exhibit 20(a)



                 MOTORS MECHANICAL REINSURANCE COMPANY, LIMITED



                                     NOTICE



NOTICE is hereby given that the Seventeenth Annual Meeting of the Shareholders of MOTORS MECHANICAL REINSURANCE COMPANY, LIMITED (the "Company") will be held at the Royal Pavilion Hotel, St. James, Barbados on Wednesday, May 12, 2004 at 10:00 a.m. for the following purposes:

1. To approve the minutes of the previous meeting of Shareholders held on May 14, 2003.

2. To adopt the financial statements of the Company for the twelve-month period ended December 31, 2003 together with the independent auditors' report thereon.

3.   To elect directors.

4. To adopt the proposed amendments to the Company's Restated Articles of Incorporation.

5.   To confirm the proposed amendments to the Company's By-Law No. 1.

6. To confirm the appointment of Deloitte & Touche as the Company's independent auditors for the year ending December 31, 2004.

7. To conduct any other business that may properly be transacted at an annual meeting.

                        DATED THE 19th DAY OF APRIL, 2004

                              BY ORDER OF THE BOARD





                                  MICHAEL BOYCE

                                 AS SECRETARY OF
                 MOTORS MECHANICAL REINSURANCE COMPANY, LIMITED


                 MOTORS MECHANICAL REINSURANCE COMPANY, LIMITED

                           Annual Meeting May 12, 2004



                                 PROXY STATEMENT

                                 April 19, 2004




          This proxy statement is furnished by management of Motors Mechanical Reinsurance Company, Limited (the "Company") in connection with the solicitation of proxies for use at the annual meeting of the Company to be held on May 12, 2004 at 10:00 a.m. at the Royal Pavilion, St. James, Barbados. Please complete and return the attached proxy indicating whether or not you plan to attend the meeting. A proxy may be revoked at any time prior to the meeting in writing or by attendance of the shareholder at the meeting.

          Shareholders of record as of the date of this proxy statement are entitled to notice and to vote at the meeting. As of such date, there were 19,900 Participating Shares outstanding, held by 350 persons representing 199 series. All of the existing Common Shares are held by GMAC Insurance Holdings, Inc. ("GMACI"). Each share entitles the holder to one vote on matters on which that class of stock is entitled to vote.

          This proxy statement is accompanied by notice of the meeting, minutes of the Annual General Meeting of the Shareholders held May 14, 2003, financial statements for the year ended December 31, 2003, a copy of the proposed Articles of Amendment to the Restated Articles of Incorporation and the proposed Restated Articles of Incorporation (as amended), a copy of the proposed amendments to By-Law No. 1 and a form of proxy.

             APPROVAL OF MINUTES OF PREVIOUS MEETING OF SHAREHOLDERS

          The previous meeting of the Shareholders was held May 14, 2003. Minutes of that meeting were taken by the secretary of the Company. They are enclosed herewith. The Board of Directors proposes that the Shareholders approve the minutes of the previous meeting of shareholders.

                        ADOPTION OF FINANCIAL STATEMENTS

          The financial statements of the Company for the twelve-month period ended December 31, 2003 together with the independent auditors' report thereon, enclosed herewith, will be considered at the Annual General Meeting of the Shareholders. The Board of Directors proposes that the Shareholders adopt such financial statements and independent auditors' report.

                              ELECTION OF DIRECTORS

          The Company has a board of directors consisting of six members. Five directors, of whom one is a resident of Barbados, are elected by the holder of the existing Common Shares and one director is elected by holders of the Participating Shares. Directors serve without compensation other than reimbursement of actual expenses. They are elected for one-year terms.

          Donald A. Urquhart Jr. has been nominated to stand for election as director by the Participating Shareholders. Other nominations can be made by the holders of at least two series of Participating Shares by notifying the secretary in writing at least ten days prior to the meeting. The nominee receiving the highest number of votes will be elected.

          In addition, five directors will be elected by the holder of the existing Common Shares. It is anticipated that GMACI will choose to re-elect William B. Noll, Thomas D. Callahan, John J. Dunn, Jr., Robert E. Capstack and Peter R.P. Evelyn to serve as directors.

          Information regarding the age and current occupation of persons nominated to be re-elected as directors by the holder of the existing Common Shares and the person nominated to be elected as director by the holders of the Participating Shares is set forth below.

                                Position with the Company and Other
      Name                Age   Employment During the Past Five Years
--------------            ---   -------------------------------------

Thomas D. Callahan        51    Chairman, Chief Executive Officer, President and
                                a Director
                                (Senior Vice President, MIC, 1998 to present;
                                Vice President, MIC, 1994-1998).

                                Mr. Callahan became President in May of 2003 and a Director in April of 1999.

William B. Noll           61    Executive Vice-President and a Director
                                (President, GMAC Insurance Holdings, Inc., 1997 to present; President, Motors Insurance
                                Corporation ("MIC"), 1999 to present; Executive
                                Vice President & Chief Financial Officer, MIC,
                                1993-1999).

                                Mr. Noll became Executive Vice-President in May of 2003 and a Director in 1995.

John J. Dunn, Jr.         45    Vice-President and a Director
                                (Treasurer, GMAC Insurance Holdings, Inc., 1997
                                to present; Vice President-Finance, MIC, 1998 to present; Treasurer, MIC, 1998-March 2004).

                                Mr. Dunn became Vice-President and a Director in 1996.

Robert E. Capstack        63    Vice-President and a Director
                                (Section Manager, MIC, 1994; Vice-President,
                                GMAC Securities Corporation, 1999 to present)

                                Mr. Capstack became Vice-President and a Director in 1999.

Peter R.P. Evelyn         62    Director (Attorney, 2002 to present; Partner,
                                Evelyn, Gittens & Farmer, a Barbados law firm
                                (1986-2002)).

                                Mr. Evelyn became a Director in 1986.

Donald A. Urquhart, Jr.   53    Director (Dealer Principal, U-J Chevrolet, Inc.)


                  AMENDMENTS TO THE COMPANY'S RESTATED ARTICLES
                                OF INCORPORATION

          Since its inception, as a result of its ownership structure and retrocession program, the Company has been a controlled foreign corporation (a "CFC") for U.S. tax purposes, and its U.S. Shareholders have been subject to current taxation on the earnings of the Company regardless of whether the Company has distributed such earnings to the Shareholders. The Board of Directors has determined that it would be in the best interest of the Shareholders at this time to restructure the Company so that it no longer is a CFC that causes the Shareholders to have currently taxable imputed income. In order to achieve this result, neither Motors Insurance Company ("MIC"), the U.S. insurer that retrocedes business to the Company, nor any entity related to MIC may own any shares of the Company. Because GMACI, the owner of all of the Company's existing Common Shares, is MIC's parent, its ownership of the existing Common Shares will have to be ended.

          To implement the proposed restructuring, the Shareholders are asked to vote at the Annual General Meeting on various proposed amendments to the Company's Restated Articles of Incorporation (the "Articles"). The proposed amendments would, among other things:

1. authorize a new share of non-voting common stock, hereafter referred to as the "new Common Share";

2. convert the existing Common Shares to redeemable non-voting stock designated Class A Shares with a Subsidiary Capital Account ("SCA") equal to the existing balance in the SCA for the existing Common Shares on the date of the conversion of such shares to Class A Shares;

3. eliminate the concept of Restricted Earned Surplus and increase the percentage of premiums and return premiums allocated to the SCAs of the Participating Shareholders to 100%;

4. allocate future deficits in SCAs and future repayments of deficits only among the SCAs for the Participating Shares;

5. provide for the nomination of two directors by the holder of the new Common Share;

6. provide for the election of all directors by the holders of the Participating Shares;

7. prohibit the payment of any dividend to any holder of the new Common Share or of the Class A Shares;

8. require the vote of the holders of 75% of the Participating Shares to approve: (a) any merger, consolidation, liquidation or dissolution of the Company, (b) any reinsurance or retrocession agreement with any company other than MIC or an MIC affiliate or to terminate any material amendment of any reinsurance or retrocession agreement to which the Company is a party, or (c) any sale, lease or exchange of the Company's assets other than in the ordinary course of business, and require a vote of the holders of 75% of the Participating Shares to amend this requirement; and otherwise require a vote of the holders of 66-2/3% of the Participating Shares to alter, amend or repeal the Company's Articles;

9. require an affirmative vote of all of the Participating Shares outstanding to alter the rights of the new Common Share or the rights and duties of the directors nominated by the holder of the new Common Share; and

10. change the minimum number of directors to 2 and the maximum number of directors to 9.

          The proposed amendments also would make several non-substantive wording and organizational changes to update the Articles. The proposed amendments to the Articles, as approved by the Board of Directors, are reflected in the copies of the Articles of Amendment and of the complete Articles (as amended) attached hereto as Exhibit A. The proposed amendments would become effective as of July 1, 2004. The proposed amendments to the Articles will require the affirmative vote of the holders of a majority of the existing Common Shares and of the Participating Shares present at the Annual General Meeting. The Board of Directors recommends the adoption of the proposed amendments to the Articles.

                       AMENDMENTS TO THE COMPANY'S BY-LAW

          Further, to implement the proposed restructuring, discussed above, the Shareholders will be asked to vote to confirm the adoption by the Board of Directors of amendments to the Company's By-Law No. 1. Those amendments would become effective as of July 1, 2004. The proposed amendments would, among other things:

     1.   change the number of directors to 7;

     2.   require two directors to be resident in Barbados;

     3. require all directors, except the two resident in Barbados, to be holders of Participating Shares;

     4. give the holder of the new Common Share the ability to nominate two directors for election;

     5. provide for an initial nominating committee consisting of the two directors resident in Barbados and an ongoing nominating committee consisting of the two directors nominated by the holder of the new Common Share;

     6. designate a one-year term for the directors nominated by the holder of the new Common Share;

     7. designate two-year terms for the remaining directors, served on a staggered basis;

     8. allow the Board to change the number of directors up to a maximum of 9 and down to a minimum of 2;

     9. require the presence of two directors at least one of whom was nominated by the holder of the new Common Share to form a quorum;

     10. require a vote of 66-2/3% of directors present to approve any question arising at a meeting of the Board; and

     11.  require all officers of the Company to reside in Barbados.

          In addition, the proposed amendments would make several non-substantive wording changes to update By-Law No. 1. The proposed amendments to By-Law No. 1 will be substantially in the form of the marked copy of By-Law No. 1 attached hereto as Exhibit B. To become effective, the adoption of the proposed amendments to By-Law No. 1 will require confirmation by an affirmative vote of the holders of a majority of the existing Common Shares and of the Participating Shares present at the Annual General Meeting and the filing of the changes to the Articles discussed above. The Board of Directors recommends the confirmation of the adoption of the proposed amendments to By-Law No. 1.

         CONVERSION OF EXISTING COMMON SHARES TO CLASS A SHARES AND TAX
                                  CONSEQUENCES

          If adopted, the amended Articles will be filed with the Barbados Registrar of Companies. Upon approval by the Barbados Registrar of Companies, the amended Articles would become effective as of July, 1, 2004. At that time, the Company intends to issue the new Common Share to Aon Insurance Managers (Isle of Man), Ltd. ("Aon (Isle of Man)"), and the existing Common Shares will be converted to Class A Shares. The Class A Shares will be redeemed promptly by the Company and the related SCA paid to GMACI. Also at that time, it is expected that all of the directors, except Peter R. P. Evelyn and the director elected by the holders of the Participating Shares, will resign from the Board of Directors. Thereafter, the remaining directors will appoint new directors, one from Barbados, and the remainder from among the holders of the Participating Shares to serve until the next Annual General Meeting.

          After the steps of the restructuring are complete, the Company expects that the earnings of the Company will no longer be required to be reported as income by the Shareholders if not distributed. However, for the part of the current year prior to such action, earnings of the Company will be taxable to the Shareholders. With respect to those amounts, the Company will perform the same imputed income calculations it has in the past and will provide IRS Forms 5471 reporting the imputed income amounts to the Shareholders prior to the due dates for filing federal income tax returns for the 2004 year.

          Actual distributions after the restructuring will be taxed only to the extent they were not previously taxed. Any Company earnings that a shareholder has previously included in income under the CFC rules are considered to be "previously taxed income" or "PTI." Because the Company has not paid out all of the income it has earned when it was a CFC, it continues to hold some earnings that are PTI. As noted, distributions of a shareholder's PTI are not subject to tax (even after conversion to non-CFC status). Distributions made by the Company to each shareholder will be treated as coming out of that shareholder's PTI until all of that shareholder's PTI is distributed. The amount of each shareholder's PTI is computed by subtracting the aggregate amount of the shareholder's dividends over the period he held his shares from the aggregate amount imputed income reported by the shareholder over that period.

          It should be noted that dividends paid by the Company will not be qualified dividends eligible for reduced U.S. tax rates because the Company is a Barbados Company. It is also to be noted that even after the conversion gain on the disposition of stock of the Company may be taxed as ordinary income rather than capital gains.

                        ELECTION OF INDEPENDENT AUDITORS

          The Board of Directors proposes that the Shareholders confirm the appointment of Deloitte & Touche, Bridgetown, Barbados, as independent auditors to audit the financial statements of the Company for the year ending December 31, 2004. Deloitte & Touche has served as the Company's independent auditors since its inception in 1986. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting of Shareholders.

                                    EXHIBIT A


                                                                         FORM 13
                          THE COMPANIES ACT OF BARBADOS

                                   SCHEDULE TO

                       RESTATED ARTICLES OF INCORPORATION

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

                                   SCHEDULE 1

3. The classes and any maximum number of shares that the Company is authorized to issue:

1.   The Company is authorised to issue:-

     one share of one class without nominal or par value to be designated the Common share;

     2,000 shares of one class without nominal or par value to be designated Class A shares; and

     100,000 shares of one class without nominal or par value to be designated Participating shares which shall be divided into 1,000 series and issued in series of 100 shares and each series will have a number between 0001 and 1000.

The rights preferences and limitations of the said classes of shares are as follows:

(A)  Definitions

     In these Articles and any amendment thereto and in the Company's By-Laws the following terms shall mean:

     Board - The Company's Board of Directors.

     Company - Motors Mechanical Reinsurance Company, Limited

     MIC - Motors Insurance Corporation, a Michigan corporation with its administrative offices in Southfield, Michigan.

     MIC Mechanical Account - The separate business record maintained by MIC or any of its affiliates to track volume, experience, and commissions with respect to mechanical service agreements sold by one or more particular entities selling new and/or used motor vehicles.

     Shares - Shares of the Participating shares of the Company.

     Stock Purchase Agreement - The agreement entered into between the Company and the purchaser of Shares, in the form approved by the Board.

     Subsidiary Capital Account - The subsidiary bookkeeping record established by the Company for a particular series or class of shares and maintained for the purpose of accounting for items of income and expense, gains and losses, capital contributions, and shareholder distributions which are allocated to the particular series or class of shares.

                                                                         FORM 13
                          THE COMPANIES ACT OF BARBADOS

                                   SCHEDULE TO

                       RESTATED ARTICLES OF INCORPORATION

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

(B)  Allocations to Subsidiary Capital Accounts

     The Company will establish a Subsidiary Capital Account with respect to the Class A shares as a class and to each series of Shares of the Company at the time a series is issued.

     The Subsidiary Capital Account balance of the Class A shares shall be equal to the balance of the Subsidiary Capital Account established for the Common shares from which such Class A shares were created on the date of the conversion of the Common shares to Class A shares. The consideration received by the Company upon the issuance of a particular series of Shares will be allocated to the Subsidiary Capital Account for that series. Items of income and expense, and losses, attributable to insurance underwriting activities shall be determined as of the end of each calendar quarter and shall be allocated to the Subsidiary Capital Accounts as of the end of the fiscal quarter of the Company in which the respective calendar quarter ends. Investment experience, and other items of income and expense, gains, and losses and distributions with respect to shares of the Company will be determined and allocated to the Subsidiary Capital Accounts as of the end of each fiscal quarter of the Company. All such accounting determinations and allocations provided for in this section 3(B) shall be made using United States generally accepted accounting principles, unless otherwise required or permitted by these Articles. For purposes of such allocations, items shall be "related" to a Subsidiary Capital Account which is identified with the same MIC Mechanical Account to which such items can be attributed.

     (1) The following items of income and expense, and losses, attributable to insurance underwriting activities shall be allocated one hundred percent (100%) to the related Subsidiary Capital Account:

          (a)  premiums ceded to the Company and return premiums;

          (b) any agents' or brokers' commissions, ceding commissions, any commissions or ceding commissions recaptured, unearned premiums, reinsurance premiums ceded by the Company, and any United States excise tax; and

          (c) losses incurred, and any amount of losses recovered through salvage, subrogation, reimbursement or otherwise. For the purpose of this Section 3(B)(1), losses incurred includes both paid and unpaid (reported and unreported) losses.

     (2) The following expenses or liabilities shall be allocated among all Subsidiary Capital accounts for the Shares pro rata on the basis of the number of series issued and outstanding at the end of the fiscal quarter in which the expense or liability is incurred, provided that for purposes of such allocation, series of Shares

                                                                         FORM 13
                          THE COMPANIES ACT OF BARBADOS

                                   SCHEDULE TO

                       RESTATED ARTICLES OF INCORPORATION

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

          issued at any time during the 12 calendar months preceding the end of the fiscal quarter in which the expense or liability is incurred, and series with respect to which the unearned premium is zero as of such date, shall be excluded:

          (a) any expenses or liabilities attributable to ordinary day-to-day Company operations, excluding any United State Federal income taxes; and

          (b) any expenses or liabilities attributable to the organization of th Company or to the offer, sale or issuance of Shares, including but not limited to the costs of compliance with regulations and requirements of the United States Securities and Exchange Commission and the various states and other jurisdictions of the United States as they pertain thereto.

     (3) Any United States Federal income tax liability (and any interest thereon or any penalties related thereto) incurred by the Company shall be allocated among the Subsidiary Capital Accounts based upon the relative contribution of each of those accounts to the taxable income of the Company upon which the tax (and any interest or penalties) is imposed.

     (4) Any expenses or liabilities of the Company not allocable in the manner described in paragraphs (1) through (3) above shall be allocated among the Subsidiary Capital Accounts on the basis of the relative balances of such Accounts as of the end of the fiscal quarter preceding the date on which the expense or liability is incurred, provided that for purposes of such allocation, series of Shares issued at any time during the 12 calendar months precedin the end of the fiscal quarter in which the expense or liability is incurred, and series with respect to which the unearned premium is zero as of such date, shall be excluded.

     (5)

          (a) Investment income, net of any direct investment expense, shall be allocated amount the Subsidiary Capita Accounts pro rata based upon the relative Investment Asset Balance (as defined in Subparagraph (b) below) of each such account as of the last da of the fiscal quarter preceding the quarter for which the investment incom is being allocated. For these purposes, net investment income will include realized (but not unrealized) gains and losses.

          (b) The Investment Asset Balance of each Subsidiary Capital Account shall be equal to the capital and surplus allocated to such account, increased by:

                                                                         FORM 13
                          THE COMPANIES ACT OF BARBADOS

                                   SCHEDULE TO

                       RESTATED ARTICLES OF INCORPORATION

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

               (i) the unearned portions of the written premiums that have been collected by the Company and allocated to such account as of the last day of the fiscal quarter preceding the quarter for which the income is being allocated, net of any applicable commissions and taxes;

               (ii) the outstanding loss reserves attributable to such account as of the last day of the fiscal quarter preceding the quarter for which the income is being allocated; and

               (iii) any other outstanding liability that has been charged to such account as of the last day of the fiscal quarter preceding the quarter for which the income is being allocated.

     (6)

          (a) If, after the credits and charges described in paragraphs (1) through (5 above are made to the Subsidiary Capital Accounts there exists a defici in one or more of such accounts, then each such deficit will be allocated to and charged against:

               (i) first, the Subsidiary Capital Accounts for the Shares, pro rata, based upon the relative earne premiums allocated to each such account for the fiscal quarte for which the allocation is being made; provided, however, that only accounts which have positive balances will be taken into account fo the purposes of this allocation; and

               (ii) then, any remaining unallocated deficit to the remaining Subsidiary Capital Accounts for the Shares with positive balances as of the last day of the fiscal quarte for which the allocation is being made, pro rata, based upon such balances.

          (b) If, as a result of an allocation of a deficit as described in subparagraph (i) or (ii) of paragraph (a) above, a deficit is created in one or more of the Subsidiary Capital Accounts, then the resulting deficit(s) will be further allocated in the manner provided in that subparagraph.

          (c) Although this paragraph (6) shall be applied in a manner that does not result in a balance in any Subsidiary Capital Account for a series of Shares that is less than zero, if any such account had a deficit that was allocated to and charged against the Subsidiary Capital Account for any series of Shares pursuant to Section 3(B)(6)(a) hereof (after taking into account the provisions of Section 3(B)(6)(b)) after January 1, 1995, or to the Subsidiary Capital Account for the Common shares pursuant to
               Section 3(1)(7)(a)(i)

                                                                         FORM 13
                          THE COMPANIES ACT OF BARBADOS

                                   SCHEDULE TO

                       RESTATED ARTICLES OF INCORPORATION

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

               of the Articles of Incorporation as in effect prior to July 1, 2004, then at the end of any succeeding fiscal quarter for which that account otherwise would show an account balance greater than zero, such account balance will be reallocated and credited:

               (i) first to the Subsidiary Capital Accounts for the Shares, pro rata, based upon the relative amounts, through the end of the fiscal quarter preceding the quarter for which the reallocation hereunder is being made, of deficits that were allocated after January 1, 1995 to those accounts (whether under Section 3(B)(6)(a)(i) o (ii) or their predecessors) from any Subsidiary Capital Account an that have not previously been restored, until all Subsidiar Capital Account reductions after January 1, 1995 under
                      Section 3(B)(6)(a) or its predecessor with respect to the series of Shares from which the reallocation hereunder is being made have been restored and

               (ii) then, to the Subsidiary Capital Accounts for the Shares with positive balances as of the last day of the fiscal quarte for which the allocation is being made, pro rata, based upon such balances, until all Subsidiary Capital Account reductions under Section 3(B)(6)(a) or its predecessor with respect to the series of Shares from which the reallocation hereunder is being made have been restored.

     (7)

          (a) Dividends, payments upon redemption or liquidation (described below), and any other distributions with respect to shares of the Company will be allocated to the Subsidiary Capital Account for the class or series with respect to which the dividend, payment or distribution was made.

          (b) Where all shares of a series of Shares are repurchased by the Company pursuant to Section 4 of Schedule 2 below, or redeemed in accordance with the Company's procedures for redemption set forth in Section 3(H) below, the Subsidiary Capital Account for such series shall be terminated as of the last day of the fiscal quarter in which the unearned portion of premiums that have been ceded to the Company and allocated to such account becomes zero. Subsequent to the Repurchase date or Redemption Date (as those terms are defined in Section 4 of Schedule 2 and Section 3(H) hereof respectively), as the case may be, any positive balance as of the last day of any calendar quarter for the Subsidiary Capital Account of any repurchased or redeemed series of Shares, after application of the provisions of Section 3(B)(6)(c), will be allocated among the Subsidiary Capital Accounts of the existing series of Shares pro rata

                                                                         FORM 13
                          THE COMPANIES ACT OF BARBADOS

                                   SCHEDULE TO

                       RESTATED ARTICLES OF INCORPORATION

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

               based upon relative earned premiums attributable to such account for the calendar quarter then ending and any net deficit will be allocated in accordance with the provisions of Section 3(B)(6)(a).

     (8) For purposes of allocating expenses and liabilities (that are allocated based on Subsidiary Capital Account balances) and investment income, and of calculating the amount of dividends and of payments upon liquidation of the Company or upon redemption or repurchase of Shares by the Company pursuant to these Articles, the Subsidiary Capital Account for a series of Shares shall be deemed to have been reduced by the outstanding amount of any advance of funds made with respect to such series of Shares as of the applicable date for determination of the balance of the Subsidiary Capital Account. For purposes of this Section 3(A)(8), an advance of funds is "made with respect to a series of Shares" if the advance has been paid to one or more holders of Shares of that series.

(C)  Class A Shares

     (1)  VOTING

          The outstanding Class A shares shall have no voting rights except as otherwise provided by law.

     (2)  REDEMPTION

          Subject to compliance with any applicable statute or act, the Company may redeem any of its issued and outstanding Class A shares if redemption of such shares is approved by a majority of the board.

          The redemption of the Class A shares shall be effective on such future date as determined by the Board, which shall be no later than the last business day of the calendar year in which such redemption was approved by the Board. Such date is herein called the "Redemption Date."

          The consideration payable to the holders of redeemed Class A shares shall be the Subsidiary Capital Account balance for the Class A shares as of the Redemption Date. Such consideration shall be paid immediately upon redemption.

          Upon redemption of the Class A shares as aforesaid, the holder(s) thereof shall cease to have any further interest in the shares being redeemed. The Class A shares redeemed pursuant to this Section 3(C)(2) shall return to the status of authorized but unissued Class A shares.

          If any A Class share shall be redeemed, repurchased or otherwise retired, it shall

                                                                         FORM 13
                          THE COMPANIES ACT OF BARBADOS

                                   SCHEDULE TO

                       RESTATED ARTICLES OF INCORPORATION

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

          return to the status of an authorized but unissued share of such class.

     (3)  DIVIDENDS

          In no event shall any dividend whatever be paid upon or declared or set apart for the Class A shares.

     (4)  LIQUIDATION

          The Company may be liquidated upon the vote of the holders of at least seventy- five percent (75%) of the Shares issued and outstanding. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, after payment of all liabilities of the Company, the holder of the outstanding Class A shares shall be entitled to receive an amount equal to the Subsidiary Capital Account balance related to the Class A shares before any distribution of the assets of the Company shall be made to the holder of the Common share. A consolidation or merger of the Company, or sale or transfer of all or substantially all its assets, or any purchase or redemption of shares of the Company of any class or series, shall not be regarded as a "liquidation, dissolution, or winding up" within the meaning of this paragraph.

(D)  Common share

     (1)  VOTING

          The outstanding Common share shall have no voting rights except as otherwise provided by law, provided that the holder of the Common share shall be entitled to nominate two individuals, both of whom must reside in Barbados and one of whom must be a resident of Barbados, to stand for election as directors of the Company.

     (2)  REDEMPTION

          The Common share is non-redeemable.

     (3)  DIVIDENDS

          In no event shall any dividend whatever be paid upon or declared or set apart for the Common share.

     (4)  LIQUIDATION

          After the procedure set down in sections 3(C)(4) and 3(E)(6) has been followed the

                                                                         FORM 13
                          THE COMPANIES ACT OF BARBADOS

                                   SCHEDULE TO

                       RESTATED ARTICLES OF INCORPORATION

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

          remaining assets of the Company, if any, shall be distributed to the holder of the Common share.

(E)  Participating Shares

     (1) A series of Shares shall be issued with respect to a specific MIC Mechanical Account. Only one series of Shares shall be issued with respect to an MIC Mechanical Account. A series of Shares shall be issued only to persons or entities acceptable to the Board and certified by the owner(s) of the entity or entities to which the MIC Mechanical Account relate. Certification will be effected in accordance with procedures adopted by the Board from time to time. No Share of any particular series of Shares shall be issued unless all Shares of such series are issued.

     (2) The rights associated with any Shares of a series shall be identical to the rights associated with all other Shares of the same series.

     (3)  VOTING

          The holders of Shares shall among them have the right to elect all directors of the Company. Each outstanding Share shall entitle the registered holder thereof to one vote on all resolutions of the Company.

     (4)  REDEMPTION

          Subject to compliance with any applicable statute or act, the Company may redeem any of its issued and outstanding Shares if:

          (a)  all Shares of the series involved are redeemed,

          (b) the redemption of such Shares is approved by a majority of the Board,

          (c)  after giving effect to such redemption, there are at least eleven
               (11) series of Shares issued and outstanding and owned by unrelated person, and

          (d) after giving effect to such redemption, the Company is not a "controlled foreign corporation" as defined under Subpart F of the United States Internal Revenue Code, or any successor provisions.

          The consideration payable to the holders of redeemed Shares shall be the Subsidiary Capital Account balance for the series of such shares as of the Redemption Date as adjusted by the Board to reflect any contingent liabilities allocable to such account. Such consideration shall be paid within five (5) months of the Redemption Date, provided that the holder(s) of the redeemed Shares shall

                                                                         FORM 13
                          THE COMPANIES ACT OF BARBADOS

                                   SCHEDULE TO

                       RESTATED ARTICLES OF INCORPORATION

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

          have delivered to the Company, certificates representing the Shares being redeemed duly endorsed and accompanied by such other documents as the Company may require. Such consideration shall bear interest from the Redemption Date until the earlier of the date of payment or the date that is five (5) months from the Redemption Date, at a rate equal to the rate of interest paid on 26-week United States Treasury Bills for the issue following the Redemption Date.

          Upon redemption of the Shares as aforesaid, the holder(s) thereof shall cease to have any further interest in the Shares being redeemed. The Shares redeemed pursuant to this Section 3(E)(4) shall return to the status of authorized but unissued Shares.

          If any Share shall be redeemed, repurchased or otherwise retired, it shall return to the status of an authorized but unissued Share of such class.

     (5)  DIVIDENDS

          Each outstanding Share shall entitle the registered holder of record of such Share to dividends in accordance with the following rules:

          (a) Subject to the following paragraphs, dividends may be paid at the discretion of the Board.

          (b) Dividends, payable in cash or such other property as the Board may determine, on a series of Shares shall be declared and payable, only if the Company shall have, after giving effect to the dividend, sufficient net assets, without regard to any Letter of Credit or Guarantee, to meet the general business solvency margin prescribed by the Exempt Insurance Act and Section 51 of the Act; provided that dividends with respect to any series of shares may be paid only out of earned surplus attributable to the Subsidiary Capital Account identified with those shares and only to the extent that, after giving effect to the dividend, the capital and surplus identified with that Subsidiary Capital Account (without regard to any Guarantee or Letter or Credit) would meet its pro rata share, based on allocable premium income, of the minimum net assets required of the Company under the Exempt Insurance Act. Subject to the right of the holders of shares to receive minimum dividends pursuant to the following paragraph, to the extent a dividend is declared on the shares, it shall be declared and paid subject to the foregoing limitations for each series of shares as a percentage of the net income for the preceding calendar year and/or earned surplus as of the end of the preceding calendar year, attributable to each series, provided that such percentage may vary among series of shares with the level of net income and/or earned surplus.

                                                                         FORM 13
                          THE COMPANIES ACT OF BARBADOS

                                   SCHEDULE TO

                       RESTATED ARTICLES OF INCORPORATION

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

          (c) Subject to the preceding paragraph, the holders of Shares of each series shall be entitled to receive minimum annual dividends, payable annually within each fiscal year, in cash or such other property as the Board may determine. The minimum annual dividend payable on each Share shall be such Share's pro rata portion of an amount equal to twenty percent (20%) of the net income, if any, of the preceding fiscal year attributable to the Subsidiary Capital Account associated with the series of which that Share is a part. If a holder of Shares receives no dividend or a limited dividend in any annual period as a result of the limitations set forth in the preceding paragraph, any unpaid portion of the minimum dividend otherwise payable pursuant to this paragraph shall not become payable pursuant to this paragraph in any subsequent year.

     (6)  LIQUIDATION

          The Company may be liquidated upon the vote of the holders of at least seventy- five percent (75%) of the Shares issued and outstanding. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, after payment of all liabilities of the Company, each holder of the outstanding Shares of a series shall be entitled to receive an amount equal to his share (based on his proportionate ownership of such series) of the Subsidiary Capital Account balance related to his series of Shares before any distribution of the assets of the Company shall be made to the holder of the Common share. After such payment shall have been made in full to the holders of the outstanding Shares, or funds necessary for such payment shall have been set aside in trust for the account of the holders of the outstanding Shares so as to be available therefor, the holders of the outstanding Shares shall be entitled to no further participation in the distribution of the assets of the Company, and the remaining assets of the Company, if any, shall be distributed to the holder of the Common share. A consolidation or merger of the Company, or sale or transfer of all or substantially all its assets, or any purchase or redemption of shares of the Company of any class or series, shall not be regarded as a "liquidation, dissolution, or winding up" within the meaning of this paragraph.


--------------------------------------------------------------------------------

                                   SCHEDULE 2

4.   Restrictions, if any, on share transfers:

(A) Subject to the exceptions listed below, Shares (whether owned by the original or any subsequent holder thereof) shall not be transferred in any manner unless the holder(s) has

                                                                         FORM 13
                          THE COMPANIES ACT OF BARBADOS

                                   SCHEDULE TO

                       RESTATED ARTICLES OF INCORPORATION

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

     furnished written notice to the Company which notice shall identify the proposed transferee of such Shares. The Company may elect, at any time within sixty (60) days of the receipt of the notice of the proposed transfer, to purchase the shares identified in the notice required by this
     Section 4(A). If the Company elects to purchase such Shares, the price will be the balance of the Subsidiary Capital account related to such series of Shares as of the last day of the fiscal quarter immediately preceding the date on which the offer to purchase was accepted by the Company (the "Repurchase Date") (or if less than all such Shares are offered, then the pro rata portion of such account attributable to the Shares offered). Payment by the company may be deferred until the end of the fiscal quarter in which the offer to purchase was accepted by the Company. Shares purchased by the Company pursuant to this paragraph shall return to the status of authorized but unissued shares of such class. If the Company does not elect to purchase the Shares pursuant to this paragraph, they may be transferred to the party identified in the notice referred to above within the following sixty (60) days, subject to the requirements of the following paragraphs. After such further sixty (60) days, any attempted transfer of the Shares shall be subject to all the requirements of this paragraph.

(B) In addition to the requirements of the preceding paragraph and except as provided in paragraph (D) below, transfers of less than all Shares of a series shall not be made unless the holder(s) has received the written consent of the Company thereto. A request for such consent must be made in writing and set forth the name(s) and address(es) of the intended transferee(s), the desired date of the transfer, and the consideration to be paid. The Company shall have sixty (60) days from receipt of such request to grant or withhold its consent to the intended transfer. If the Company fails to give its written consent, any subsequent transfer shall be void and of no effect.

(C) Shares may not be transferred unless and until the Company has received such assurances of compliance with all applicable laws and regulations as it may deem necessary and the transferee has agreed to abide by the requirements set forth in the Stock Purchase Agreement entered into by the transferor. Certificates representing shares of any class of the Company's shares shall bear a legend substantially to the effect of this Section 4 of these Articles.

(D) A sale, gift, assignment, pledge or other transfer of Shares shall be exempt from the requirements of paragraphs (A) and (B) of this Section 4 if the Company determines that the transferee or assignee of the shares is:
     (i) a member of the transferring shareholder's immediate family; (ii) a trust for the benefit of the transferring shareholder, or for the benefit of other exempted transferees described in this paragraph; (iii) if the transferor is a corporation, any shareholder of the transferor; (iv) if the transferor is a partnership, any of its partners; (v) a corporation which is controlled by or under common control with the transferor; (vi) the estate of a deceased shareholder or legatees and heirs of such deceased shareholder; (vii) a charitable or other qualifying organization described in Section 170(c)(2) of the United States Internal Revenue code of 1986;
     (viii) in the case of a transfer of less than all of the shares of a series, a person who immediately prior to such

                                                                         FORM 13
                          THE COMPANIES ACT OF BARBADOS

                                   SCHEDULE TO

                       RESTATED ARTICLES OF INCORPORATION

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

     transfer is a holder of Shares of that series; or (ix) a key employee of the entity with respect to which the Shares held by the transferor were issued.

--------------------------------------------------------------------------------

                                   SCHEDULE 3


7.   Other provisions if any:

(A)  Preferential/Preemptive Rights

     No holder of shares of the Company of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any shares of the Company of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe for or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the Company.

(B)  Voting Requirements

     (1) Except as otherwise provided herein, approval of the shareholders of the Company requires the affirmative vote of the holders of a majority of the Shares present in person or by proxy and voting at a meeting at which the issue is put forth for a vote.

     (2) The affirmative vote of the holders of seventy-five percent (75%) of the Shares shall be required to approve:

          (a) any merger, consolidation, liquidation or dissolution of the Company,

          (b) any reinsurance or retrocession agreement with any company other than MIC or an MIC affiliate or to terminate any material amendment of any reinsurance or retrocession agreement to which the Company is a party, or

          (c) the sale, lease or exchange of the Company's assets other than in the ordinary course of business.

     (3) Except for Section 7(B)(2) of these Articles, the Company's Articles and By-Laws shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted, without the affirmative vote of the holders of at least sixty-six and 2/3 percent (66-2/3%) of Shares present in person or by proxy and voting at a meeting at which that issue is put forth for a vote provided that the rights associated with the rights associated with any series of Shares shall not be varied, unless the rights associated with all other series are similarly changed, without the

                                                                         FORM 13
                          THE COMPANIES ACT OF BARBADOS

                                   SCHEDULE TO

                       RESTATED ARTICLES OF INCORPORATION

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

          affirmative vote of each series represented in person or by proxy, the vote of each series being determined by the holders of at least sixty-six and 2/3 percent (66- 2/3%) of the Shares of such series, and provided further that the rights of the Class A shares, the rights of the Common share and the rights and duties of the directors nominated by the holder of the Common share shall not be altered unless such change is approved by the affirmative vote of all of the Shares outstanding. Section 7(B)(2) of these Articles shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least seventy-five percent (75%) of Shares.

(C)  Restrictions on Share Ownership

     (1) No share of the Company of any class shall be allotted, issued or transferred to any person who is a resident within the Caribbean community as defined in the Exempt Insurance Act Corp. 308A.

     (2) An invitation to the public to subscribe for shares or security interest is prohibited.









--------------------------------------------------------------------------------
Date                             Signature                        Title
--------------------------------------------------------------------------------


                           Peter R. P. Evelyn, Q.C.              Director
--------------------------------------------------------------------------------

                                                                         Form 13

                            COMPANIES ACT OF BARBADOS
                                  (Section 205)

                       RESTATED ARTICLES OF INCORPORATION

-------------------------------------------------------------------------

1.   Name of Company                                  2.   Company Number

     Motors Mechanical Reinsurance Company, Limited            1485

-------------------------------------------------------------------------

3. The classes and any maximum number of shares that the Company is authorized to issue

     The annexed Schedule 1 is incorporated in this form.

-------------------------------------------------------------------------

4.   Restriction if any on share transfers

     The annexed Schedule 2 is incorporated in this form.

-------------------------------------------------------------------------

5.   Number (or minimum and maximum number) of Directors

     There shall be a minimum of 2 and a maximum of 9 Directors.

-------------------------------------------------------------------------

6.   Restrictions if any on the business the company may carry on

     The principal object and activity of the Company is to engage in Exempt Insurance business within the meaning of the Exempt
     Insurance Act, 1983 of Barbados and the business of the Company shall be restricted accordingly.

-------------------------------------------------------------------------

7.   Other provisions if any

     The annexed Schedule 3 is incorporated in this form.

-------------------------------------------------------------------------

The foregoing restated articles of incorporation correctly set out, without substantive change to the corresponding provisions of the articles of incorporation as amended and supercede the original articles of incorporation.

-------------------------------------------------------------------------
8.   Date                    Signature                 Title
-------------------------------------------------------------------------

                                                      Director

                       Peter R. P. Evelyn, Q.C.
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
For Ministry use only
Company Number:                                Filed:

                                                                          FORM 5
                          THE COMPANIES ACT OF BARBADOS
                              (Sections 33 and 203)

                                   SCHEDULE TO

                              ARTICLES OF AMENDMENT

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

                                   SCHEDULE 1

(B)  Allocations to Subsidiary Capital Accounts

     The Company will establish a Subsidiary Capital Account with respect to the Class A shares as a class and to each series of Shares of the Company at the time a series is issued.

     The Subsidiary Capital Account balance of the Class A shares shall be equal to the balance of the Subsidiary Capital Account established for the Common shares from which such Class A shares were created on the date of the conversion of the Common shares to Class A shares. The consideration received by the Company upon the issuance of a particular series of Shares will be allocated to the Subsidiary Capital Account for that series. Items of income and expense, and losses, attributable to insurance underwriting activities shall be determined as of the end of each calendar quarter and shall be allocated to the Subsidiary Capital Accounts as of the end of the fiscal quarter of the Company in which the respective calendar quarter ends. Investment experience, and other items of income and expense, gains, and losses and distributions with respect to shares of the Company will be determined and allocated to the Subsidiary Capital Accounts as of the end of each fiscal quarter of the Company. All such accounting determinations and allocations provided for in this section 3(B) shall be made using United States generally accepted accounting principles, unless otherwise required or permitted by these Articles. For purposes of such allocations, items shall be "related" to a Subsidiary Capital Account which is identified with the same MIC Mechanical Account to which such items can be attributed.

     (1) The following items of income and expense, and losses, attributable to insurance underwriting activities shall be allocated one hundred percent (100%) to the related Subsidiary Capital Account:

          (a)  premiums ceded to the Company and return premiums;

          (b) any agents' or brokers' commissions, ceding commissions, any commissions or ceding commissions recaptured, unearned premiums, reinsurance premiums ceded by the Company, and any United States excise tax; and

          (c) losses incurred, and any amount of losses recovered through salvage, subrogation, reimbursement or otherwise. For the purpose of this Section 3(B)(1), losses incurred includes both paid and unpaid (reported and unreported) losses.

     (2) The following expenses or liabilities shall be allocated among all Subsidiary

                                                                          FORM 5
                          THE COMPANIES ACT OF BARBADOS
                              (Sections 33 and 203)

                                   SCHEDULE TO

                              ARTICLES OF AMENDMENT

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

          Capital accounts for the Shares pro rata on the basis of the number of series issued and outstanding at the end of the fiscal quarter in which the expense or liability is incurred, provided that for purposes of such allocation, series of Shares issued at any time during the 12 calendar months preceding the end of the fiscal quarter in which the expense or liability is incurred, and series with respect to which the unearned premium is zero as of such date, shall be excluded:

          (a) any expenses or liabilities attributable to ordinary day-to-day Company operations, excluding any United States Federal income taxes; and

          (b) any expenses or liabilities attributable to the organization of the Company or to the offer, sale or issuance of Shares, including but not limited to the costs of compliance with regulations and requirements of the United States Securities and Exchange Commission and the various states and other jurisdictions of the United States as they pertain thereto.

     (3) Any United States Federal income tax liability (and any interest thereon or any penalties related thereto) incurred by the Company shall be allocated among the Subsidiary Capital Accounts based upon the relative contribution of each of those accounts to the taxable income of the Company upon which the tax (and any interest or penalties) is imposed.

     (4) Any expenses or liabilities of the Company not allocable in the manner described in paragraphs (1) through (3) above shall be allocated among the Subsidiary Capital Accounts on the basis of the relative balances of such Accounts as of the end of the fiscal quarter preceding the date on which the expense or liability is incurred, provided that for purposes of such allocation, series of Shares issued at any time during the 12 calendar months preceding the end of the fiscal quarter in which the expense or liability is incurred, and series with respect to which the unearned premium is zero as of such date, shall be excluded.

     (5)

          (a) Investment income, net of any direct investment expense, shall be allocated amount the Subsidiary Capital Accounts pro rata based upon the relative Investment Asset Balance (as defined in Subparagraph (b) below) of each such account as of the last day of the fiscal quarter preceding the quarter for which the investment income is being allocated. For these purposes, net investment income will include realized (but not unrealized) gains and losses.

          (b) The Investment Asset Balance of each Subsidiary Capital Account shall be equal to the capital and surplus allocated to such account, increased by:

                                                                          FORM 5
                          THE COMPANIES ACT OF BARBADOS
                              (Sections 33 and 203)

                                   SCHEDULE TO

                              ARTICLES OF AMENDMENT

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

               (i) the unearned portions of the written premiums that have been collected by the Company and allocated to such account as of the last day of the fiscal quarter preceding the quarter for which the income is being allocated, net of any applicable commissions and taxes;

               (ii) the outstanding loss reserves attributable to such account as of the last day of the fiscal quarter preceding the quarter for which the income is being allocated; and

               (iii) any other outstanding liability that has been charged to such account as of the last day of the fiscal quarter preceding the quarter for which the income is being allocated.

     (6)

          (a) If, after the credits and charges described in paragraphs (1) through (5) above are made to the Subsidiary Capital Accounts there exists a deficit in one or more of such accounts, then each such deficit will be allocated to and charged against:

               (i) first, the Subsidiary Capital Accounts for the Shares, pro rata, based upon the relative earned premiums allocated to each such account for the fiscal quarter for which the allocation is being made; provided, however, that only accounts which have positive balances will be taken into account for the purposes of this allocation; and

               (ii) then, any remaining unallocated deficit to the remaining Subsidiary Capital Accounts for the Shares with positive balances as of the last day of the fiscal quarter for which the allocation is being made, pro rata, based upon such balances.

          (b) If, as a result of an allocation of a deficit as described in subparagraph (i) or (ii) of paragraph (a) above, a deficit is created in one or more of the Subsidiary Capital Accounts, then the resulting deficit(s) will be further allocated in the manner provided in that subparagraph.

          (c) Although this paragraph (6) shall be applied in a manner that does not result in a balance in any Subsidiary Capital Account for a series of Shares that is less than zero, if any such account had a deficit that was allocated to and charged against the Subsidiary Capital Account for any series of Shares pursuant to Section 3(B)(6)(a) hereof (after taking into account the

                                                                          FORM 5
                          THE COMPANIES ACT OF BARBADOS
                              (Sections 33 and 203)

                                   SCHEDULE TO

                              ARTICLES OF AMENDMENT

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

               provisions of Section 3(B)(6)(b)) after January 1, 1995, or to the Subsidiary Capital Account for the Common shares pursuant to
               Section 3(1)(7)(a)(i) of the Articles of Incorporation as in effect prior to July 1, 2004, then at the end of any succeeding fiscal quarter for which that account otherwise would show an account balance greater than zero, such account balance will be reallocated and credited:

               (i) first to the Subsidiary Capital Accounts for the Shares, pro rata, based upon the relative amounts, through the end of the fiscal quarter preceding the quarter for which the reallocation hereunder is being made, of deficits that were allocated after January 1, 1995 to those accounts (whether under Section 3(B)(6)(a)(i) or (ii) or their predecessors) from any Subsidiary Capital Account and that have not previously been restored, until all Subsidiary Capital Account reductions after January 1, 1995 under
                      Section 3(B)(6)(a) or its predecessor with respect to the series of Shares from which the reallocation hereunder is being made have been restored, and

               (ii) then, to the Subsidiary Capital Accounts for the Shares with positive balances as of the last day of the fiscal quarter for which the allocation is being made, pro rata, based upon such balances, until all Subsidiary Capital Account reductions under Section 3(B)(6)(a) or its predecessor with respect to the series of Shares from which the reallocation hereunder is being made have been restored.

     (7)

          (a) Dividends, payments upon redemption or liquidation (described below), and any other distributions with respect to shares of the Company will be allocated to the Subsidiary Capital Account for the class or series with respect to which the dividend, payment or distribution was made.

          (b) Where all shares of a series of Shares are repurchased by the Company pursuant to Section 4 of Schedule 2 below, or redeemed in accordance with the Company's procedures for redemption set forth in Section 3(H) below, the Subsidiary Capital Account for such series shall be terminated as of the last day of the fiscal quarter in which the unearned portion of premiums that have been ceded to the Company and allocated to such account becomes zero. Subsequent to the Repurchase date or Redemption Date (as those terms are defined in Section 4 of Schedule 2 and Section 3(H) hereof respectively), as the case may be, any positive balance as of the last day of any calendar quarter for the Subsidiary

                                                                          FORM 5
                          THE COMPANIES ACT OF BARBADOS
                              (Sections 33 and 203)

                                   SCHEDULE TO

                              ARTICLES OF AMENDMENT

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

               Capital Account of any repurchased or redeemed series of Shares, after application of the provisions of Section 3(B)(6)(c), will be allocated among the Subsidiary Capital Accounts of the existing series of Shares pro rata based upon relative earned premiums attributable to such account for the calendar quarter then ending and any net deficit will be allocated in accordance with the provisions of Section 3(B)(6)(a).

     (8) For purposes of allocating expenses and liabilities (that are allocated based on Subsidiary Capital Account balances) and investment income, and of calculating the amount of dividends and of payments upon liquidation of the Company or upon redemption or repurchase of Shares by the Company pursuant to these Articles, the Subsidiary Capital Account for a series of Shares shall be deemed to have been reduced by the outstanding amount of any advance of funds made with respect to such series of Shares as of the applicable date for determination of the balance of the Subsidiary Capital Account. For purposes of this Section 3(A)(8), an advance of funds is "made with respect to a series of Shares" if the advance has been paid to one or more holders of Shares of that series.

--------------------------------------------------------------------------------

                                   SCHEDULE 2

3. The classes and any maximum number of shares that the Company is authorized to issue:

     The Company is authorised to issue:-

     2,000 shares of one class without nominal or par value to be designated Class A shares;

     one share of one class without nominal or par value to be designated the Common share; and

     100,000 shares of one class without nominal or par value to be designated Participating shares which shall be divided into 1,000 series and issued in series of 100 shares and each series will have a number between 0001 and 1000.

The rights preferences and limitations of the said classes of shares are as follows:

(C)  Class A Shares

     (1)  VOTING
          The outstanding Class A shares shall have no voting rights except as otherwise provided by law.

                                                                          FORM 5
                          THE COMPANIES ACT OF BARBADOS
                              (Sections 33 and 203)

                                   SCHEDULE TO

                              ARTICLES OF AMENDMENT

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------


     (2)  REDEMPTION
          Subject to compliance with any applicable statute or act, the Company may redeem any of its issued and outstanding Class A shares if redemption of such shares is approved by a majority of the board.

          The redemption of the Class A shares shall be effective on such future date as determined by the Board, which shall be no later than the last business day of the calendar year in which such redemption was approved by the Board. Such date is herein called the "Redemption Date."

          The consideration payable to the holders of redeemed Class A shares shall be the Subsidiary Capital Account balance for the Class A shares as of the Redemption Date. Such consideration shall be paid immediately upon redemption.

          Upon redemption of the Class A shares as aforesaid, the holder(s) thereof shall cease to have any further interest in the shares being redeemed. The Class A shares redeemed pursuant to this Section 3(C)(2) shall return to the status of authorized but unissued Class A shares.

          If any A Class share shall be redeemed, repurchased or otherwise retired, it shall return to the status of an authorized but unissued share of such class.

     (3)  DIVIDENDS

          In no event shall any dividend whatever be paid upon or declared or set apart for the Class A shares.

     (4)  LIQUIDATION

          The Company may be liquidated upon the vote of the holders of at least seventy-five percent (75%) of the Shares issued and outstanding. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, after payment of all liabilities of the Company, the holder of the outstanding Class A shares shall be entitled to receive an amount equal to the Subsidiary Capital Account balance related to the Class A shares before any distribution of the assets of the Company shall be made to the holder of the Common share. A consolidation or merger of the Company, or sale or transfer of all or substantially all its assets, or any purchase or redemption of shares of the Company of any class or series, shall not be regarded as a "liquidation, dissolution, or winding up" within the meaning of this paragraph.

(D)  Common share

                                                                          FORM 5
                          THE COMPANIES ACT OF BARBADOS
                              (Sections 33 and 203)

                                   SCHEDULE TO

                              ARTICLES OF AMENDMENT

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------


     (1)  VOTING

          The outstanding Common share shall have no voting rights except as otherwise provided by law, provided that the holder of the Common share shall be entitled to nominate two individuals, both of whom must reside in Barbados and one of whom must be a resident of Barbados, to stand for election as directors of the Company.

     (2)  REDEMPTION

          The Common share is non-redeemable.

     (3)  DIVIDENDS

          In no event shall any dividend whatever be paid upon or declared or set apart for the Common share.

     (4)  LIQUIDATION

          After the procedure set down in sections 3(C)(4) and 3(E)(6) has been followed the remaining assets of the Company, if any, shall be distributed to the holder of the Common share.

(E)  Participating Shares

     (1) A series of Shares shall be issued with respect to a specific MIC Mechanical Account. Only one series of Shares shall be issued with respect to an MIC Mechanical Account. A series of Shares shall be issued only to persons or entities acceptable to the Board and certified by the owner(s) of the entity or entities to which the MIC Mechanical Account relate. Certification will be effected in accordance with procedures adopted by the Board from time to time. No Share of any particular series of Shares shall be issued unless all Shares of such series are issued.

     (2) The rights associated with any Shares of a series shall be identical to the rights associated with all other Shares of the same series.

     (3)  VOTING

                  The holders of Shares shall among them have the right to elect all directors of the Company. Each outstanding Share shall entitle the registered holder thereof to one vote on all resolutions of the Company.

                                                                          FORM 5
                          THE COMPANIES ACT OF BARBADOS
                              (Sections 33 and 203)

                                   SCHEDULE TO

                              ARTICLES OF AMENDMENT

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------


     (4)  REDEMPTION

          Subject to compliance with any applicable statute or act, the Company may redeem any of its issued and outstanding Shares if:

          (a)  all Shares of the series involved are redeemed,

          (b) the redemption of such Shares is approved by a majority of the Board,

          (c)  after giving effect to such redemption, there are at least eleven
               (11) series of Shares issued and outstanding and owned by unrelated person, and

          (d) after giving effect to such redemption, the Company is not a "controlled foreign corporation" as defined under Subpart F of the United States Internal Revenue Code, or any successor provisions.

          The consideration payable to the holders of redeemed Shares shall be the Subsidiary Capital Account balance for the series of such shares as of the Redemption Date as adjusted by the Board to reflect any contingent liabilities allocable to such account. Such consideration shall be paid within five (5) months of the Redemption Date, provided that the holder(s) of the redeemed Shares shall have delivered to the Company, certificates representing the Shares being redeemed duly endorsed and accompanied by such other documents as the Company may require. Such consideration shall bear interest from the Redemption Date until the earlier of the date of payment or the date that is five
          (5) months from the Redemption Date, at a rate equal to the rate of interest paid on 26-week United States Treasury Bills for the issue following the Redemption Date.

          Upon redemption of the Shares as aforesaid, the holder(s) thereof shall cease to have any further interest in the Shares being redeemed. The Shares redeemed pursuant to this Section 3(E)(4) shall return to the status of authorized but unissued Shares.

          If any Share shall be redeemed, repurchased or otherwise retired, it shall return to the status of an authorized but unissued Share of such class.

     (5)  DIVIDENDS

          Each outstanding Share shall entitle the registered holder of record of such Share to dividends in accordance with the following rules:

          (a) Subject to the following paragraphs, dividends may be paid at the discretion of the Board.

                                                                          FORM 5
                          THE COMPANIES ACT OF BARBADOS
                              (Sections 33 and 203)

                                   SCHEDULE TO

                              ARTICLES OF AMENDMENT

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------


          (b) Dividends, payable in cash or such other property as the Board may determine, on a series of Shares shall be declared and payable, only if the Company shall have, after giving effect to the dividend, sufficient net assets, without regard to any Letter of Credit or Guarantee, to meet the general business solvency margin prescribed by the Exempt Insurance Act and Section 51 of the Act; provided that dividends with respect to any series of shares may be paid only out of earned surplus attributable to the Subsidiary Capital Account identified with those shares and only to the extent that, after giving effect to the dividend, the capital and surplus identified with that Subsidiary Capital Account (without regard to any Guarantee or Letter or Credit) would meet its pro rata share, based on allocable premium income, of the minimum net assets required of the Company under the Exempt Insurance Act. Subject to the right of the holders of shares to receive minimum dividends pursuant to the following paragraph, to the extent a dividend is declared on the shares, it shall be declared and paid subject to the foregoing limitations for each series of shares as a percentage of the net income for the preceding calendar year and/or earned surplus as of the end of the preceding calendar year, attributable to each series, provided that such percentage may vary among series of shares with the level of net income and/or earned surplus.

          (c) Subject to the preceding paragraph, the holders of Shares of each series shall be entitled to receive minimum annual dividends, payable annually within each fiscal year, in cash or such other property as the Board may determine. The minimum annual dividend payable on each Share shall be such Share's pro rata portion of an amount equal to twenty percent (20%) of the net income, if any, of the preceding fiscal year attributable to the Subsidiary Capital Account associated with the series of which that Share is a part. If a holder of Shares receives no dividend or a limited dividend in any annual period as a result of the limitations set forth in the preceding paragraph, any unpaid portion of the minimum dividend otherwise payable pursuant to this paragraph shall not become payable pursuant to this paragraph in any subsequent year.

     (6)  LIQUIDATION

          The Company may be liquidated upon the vote of the holders of at least seventy-five percent (75%) of the Shares issued and outstanding. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, after payment of all liabilities of the Company, each holder of the outstanding Shares of a series shall be entitled to receive an amount equal to his share (based on his proportionate ownership of such series) of the Subsidiary Capital Account balance related to his series of Shares before any distribution of

                                                                          FORM 5
                          THE COMPANIES ACT OF BARBADOS
                              (Sections 33 and 203)

                                   SCHEDULE TO

                              ARTICLES OF AMENDMENT

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

          the assets of the Company shall be made to the holder of the Common share. After such payment shall have been made in full to the holders of the outstanding Shares, or funds necessary for such payment shall have been set aside in trust for the account of the holders of the outstanding Shares so as to be available therefor, the holders of the outstanding Shares shall be entitled to no further participation in the distribution of the assets of the Company, and the remaining assets of the Company, if any, shall be distributed to the holder of the Common share. A consolidation or merger of the Company, or sale or transfer of all or substantially all its assets, or any purchase or redemption of shares of the Company of any class or series, shall not be regarded as a "liquidation, dissolution, or winding up" within the meaning of this paragraph.

--------------------------------------------------------------------------------

                                   SCHEDULE 3

4.   Restrictions, if any, on share transfers:

(A) Subject to the exceptions listed below, Shares (whether owned by the original or any subsequent holder thereof) shall not be transferred in any manner unless the holder(s) has furnished written notice to the Company which notice shall identify the proposed transferee of such Shares. The Company may elect, at any time within sixty (60) days of the receipt of the notice of the proposed transfer, to purchase the shares identified in the notice required by this Section 4(A). If the Company elects to purchase such Shares, the price will be the balance of the Subsidiary Capital account related to such series of Shares as of the last day of the fiscal quarter immediately preceding the date on which the offer to purchase was accepted by the Company (the "Repurchase Date") (or if less than all such Shares are offered, then the pro rata portion of such account attributable to the Shares offered). Payment by the company may be deferred until the end of the fiscal quarter in which the offer to purchase was accepted by the Company. Shares purchased by the Company pursuant to this paragraph shall return to the status of authorized but unissued shares of such class. If the Company does not elect to purchase the Shares pursuant to this paragraph, they may be transferred to the party identified in the notice referred to above within the following sixty (60) days, subject to the requirements of the following paragraphs. After such further sixty (60) days, any attempted transfer of the Shares shall be subject to all the requirements of this paragraph.

(B) In addition to the requirements of the preceding paragraph and except as provided in paragraph (D) below, transfers of less than all Shares of a series shall not be made unless the holder(s) has received the written consent of the Company thereto. A request for such consent must be made in writing and set forth the name(s) and address(es) of the intended transferee(s), the desired date of the transfer, and the consideration to be paid. The Company shall have sixty (60) days from receipt of such request to grant or withhold its consent to the intended transfer. If the Company fails to give its written consent, any

                                                                          FORM 5
                          THE COMPANIES ACT OF BARBADOS
                              (Sections 33 and 203)

                                   SCHEDULE TO

                              ARTICLES OF AMENDMENT

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

     subsequent transfer shall be void and of no effect.

(C) Shares may not be transferred unless and until the Company has received such assurances of compliance with all applicable laws and regulations as it may deem necessary and the transferee has agreed to abide by the requirements set forth in the Stock Purchase Agreement entered into by the transferor. Certificates representing shares of any class of the Company's shares shall bear a legend substantially to the effect of this Section 4 of these Articles.

(D) A sale, gift, assignment, pledge or other transfer of Shares shall be exempt from the requirements of paragraphs (A) and (B) of this Section 4 if the Company determines that the transferee or assignee of the shares is:
     (i) a member of the transferring shareholder's immediate family; (ii) a trust for the benefit of the transferring shareholder, or for the benefit of other exempted transferees described in this paragraph; (iii) if the transferor is a corporation, any shareholder of the transferor; (iv) if the transferor is a partnership, any of its partners; (v) a corporation which is controlled by or under common control with the transferor; (vi) the estate of a deceased shareholder or legatees and heirs of such deceased shareholder; (vii) a charitable or other qualifying organization described in Section 170(c)(2) of the United States Internal Revenue code of 1986;
     (viii) in the case of a transfer of less than all of the shares of a series, a person who immediately prior to such transfer is a holder of Shares of that series; or (ix) a key employee of the entity with respect to which the Shares held by the transferor were issued.

--------------------------------------------------------------------------------

                                   SCHEDULE 4

7.   Other provisions if any:

(A)  Preferential/Preemptive Rights

     No holder of shares of the Company of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any shares of the Company of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe for or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the Company.

(B)  Voting Requirements

     (1) Except as otherwise provided herein, approval of the shareholders of the Company requires the affirmative vote of the holders of a majority of the Shares present in person or by proxy and voting at a meeting at which the issue is put forth for a vote.

                                                                          FORM 5
                          THE COMPANIES ACT OF BARBADOS
                              (Sections 33 and 203)

                                   SCHEDULE TO

                              ARTICLES OF AMENDMENT

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

     (2) The affirmative vote of the holders of seventy-five percent (75%) of the Shares shall be required to approve:

          (a) any merger, consolidation, liquidation or dissolution of the Company,

          (b) any reinsurance or retrocession agreement with any company other than MIC or an MIC affiliate or to terminate any material amendment of any reinsurance or retrocession agreement to which the Company is a party, or

          (c) the sale, lease or exchange of the Company's assets other than in the ordinary course of business.

     (3) Except for Section 7(B)(2) of these Articles, the Company's Articles and By-Laws shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted, without the affirmative vote of the holders of at least sixty-six and 2/3 percent (66-2/3%) of Shares present in person or by proxy and voting at a meeting at which that issue is put forth for a vote provided that the rights associated with the rights associated with any series of Shares shall not be varied, unless the rights associated with all other series are similarly changed, without the affirmative vote of each series represented in person or by proxy, the vote of each series being determined by the holders of at least sixty-six and 2/3 percent (66-2/3%) of the Shares of such series, and provided further that the rights of the Class A shares, the rights of the Common share and the rights and duties of the directors nominated by the holder of the Common share shall not be altered unless such change is approved by the affirmative vote of all of the Shares outstanding. Section 7(B)(2) of these Articles shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least seventy-five percent (75%) of Shares.

(C)  Restrictions on Share Ownership

     (1) No share of the Company of any class shall be allotted, issued or transferred to any person who is a resident within the Caribbean community as defined in the Exempt Insurance Act Corp. 308A.

     (2) An invitation to the public to subscribe for shares or security interest is prohibited.

--------------------------------------------------------------------------------
Date                         Signature                     Title
--------------------------------------------------------------------------------

                     Peter R. P. Evelyn, Q.C.            Director
--------------------------------------------------------------------------------

                                                                          FORM 5
                          THE COMPANIES ACT OF BARBADOS
                              (Sections 33 and 203)

                                   SCHEDULE TO

                              ARTICLES OF AMENDMENT

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

                                   SCHEDULE 5

Resolution of the Company amending its Articles:

                               SPECIAL RESOLUTION

               Special Resolution of the Company passed at a meeting of the Shareholders of the Company held on the 12th day of May, 2004.

BE IT RESOLVED as follows:

1.    That the Restated Articles of the Company be amended as follows:-

1.1 in Schedule 1 of Item 3 inserting the letter "A" before the section titled "Definitions";

1.2 in Schedule 1 of Item 3 in the subsection titled "MIC" of the Definitions section deleting "New York" and replacing it with "Michigan" and deleting "Detroit" and replacing it with "Southfield";

1.3 in Schedule 1 of Item 3 deleting the subsection titled "Restricted Earned Surplus" in the Definitions section;

1.4 in Schedule 1 of Item 3 deleting the existing subsection titled "Allocations to Subsidiary Account" and replacing it with the subsection numbered "B" titled "Allocations to Subsidiary Account" as set out in
      Schedule 1 which is annexed to the Articles of Amendment;

1.5 the 2,000 common shares issued and outstanding at the date hereof that the Company is authorised to issue are converted to 2,000 Class A shares issued and outstanding at the rate of one Class A share for each common share issued and outstanding in the capital of the company with the rights, privileges, restrictions and conditions as set out in Schedule 2 which is annexed to the Articles of Amendment;

1.6 creating one share of one class without nominal or par value to be designated the Common share with the rights, privileges, restrictions and conditions as set out in Schedule 2 which is annexed to the Articles of Amendment;

1.7 in Schedule 1 of Item 3 deleting the existing rights of the Participating shares and replacing them with the rights as set out in Schedule 2 which is annexed to the Articles of Amendment;

1.8 deleting Schedule 2 of Item 4 titled "Restriction if any on Share Transfers" in its entirety

                                                                          FORM 5
                          THE COMPANIES ACT OF BARBADOS
                              (Sections 33 and 203)

                                   SCHEDULE TO

                              ARTICLES OF AMENDMENT

--------------------------------------------------------------------------------
1.   Name of Company:                                           Company No:

     Motors Mechanical Reinsurance Company, Limited             1485
--------------------------------------------------------------------------------

      and replacing it with Schedule 3 which is annexed to the Articles of Amendment;

1.9 deleting Schedule 2 of Item 7 titled "Other Provisions if any" and replacing it with Schedule 4 which is annexed to the Articles of Amendment; and

1.10 reducing the minimum number of directors of the Company from the existing 5 directors to 2 directors and increasing the maximum number of directors of the Company from the existing 6 directors to 9 directors in Item 5.

2. That the Company shall take such steps as shall be necessary to cause the above amendments to be put into effect as from the 1st day of July, 2004.

3. That any director and/or the secretary of the Company be and is hereby authorised to sign all documents and do all things necessary or desirable to effect such amendment including the delivery of Articles of Amendment in prescribed form to the Registrar of Companies under the Companies Act Cap. 308 of the Laws of Barbados.


CERTIFIED A TRUE COPY:


                         -------------------------------
                            Peter R. P. Evelyn, Q.C.
                                    Director







--------------------------------------------------------------------------------
Date                         Signature                     Title
--------------------------------------------------------------------------------

                     Peter R. P. Evelyn, Q.C.            Director
--------------------------------------------------------------------------------

                                                                          Form 5

                            COMPANIES ACT OF BARBADOS
                              (Section 33 and 203)

                              ARTICLES OF AMENDMENT


1.   Name of Company Motors    Mechanical Reinsurance Company, Limited

2.   Company Number            1485

3.   The articles of the above named company are amended as follows:

(1) Pursuant to Section 197(1)(m) of the Companies Act Cap. 308 of the Laws of Barbados (the "Act"), Schedule 1 of Item 3 of the Restated Articles of Incorporation are amended by:

     i)   inserting the letter "A" before the section titled "Definitions";
     ii) in the subsection titled "MIC" in the Definitions section deleting "New York" and replacing it with "Michigan" and deleting "Detroit" and replacing it with "Southfield";
     iii) deleting the subsection titled "Restricted Earned Surplus" in the Definitions section; and
     iv) deleting the existing subsection titled "Allocations to Subsidiary Account" and replacing it with the subsection numbered "B" titled "Allocations to Subsidiary Account" as set out in the annexed Schedule 1 which is incorporated in this Form.

(2) Pursuant to Section 197 (1)(f) of the Act the 2,000 common shares issued and outstanding at the date hereof that the Company is authorised to issue are converted to 2,000 Class A shares issued and outstanding at the rate of one Class A share for each common share issued and outstanding in the capital of the company with the rights, privileges, restrictions and conditions as set out in the annexed Schedule 2 which in incorporated in this Form.

(3) Pursuant to Section 197(1)(d) of the Act the Articles of Incorporation of the Company are amended to create one share of one class without nominal or par value to be designated the Common share with the rights, privileges, restrictions and conditions as set out in Schedule 2 which is incorporated in this Form.

(4) Pursuant to Section 197(1)(e) of the Act the Restated Articles are amended by deleting the existing rights of the Participating shares and replacing them with the rights as set out in Schedule 2 which is incorporated in this Form.

(5) Pursuant to Section 197(1)(l) of the Act the Restated Articles are amended by deleting Schedule 2 of Item 4 titled "Restriction if any on Share Transfers" in its entirety and replacing it with the annexed Schedule 3 which is incorporated in this Form.

(6) Pursuant to Section 197(1)(m) of the Act the Restated Articles are amended by deleting Schedule 3 of Item 7 titled "Other Provisions if any" in its entirety and replacing it with the annexed Schedule 4 which is incorporated in this Form.

(7) Pursuant to Section 197(1)(k) of the Act Item 5 of the Restated Articles is amended by reducing the minimum number of directors of the Company from the existing 5 directors to 2 directors and increasing the maximum number of directors of the Company from the existing 6 directors to 9 directors.

(8)  The annexed Schedule 5 is incorporated in this Form.

    ----------------------------------------------------------------------------
     Date:       Signature:                              Title:
                                                                        Director
                              Peter R. P. Evelyn, Q.C.
    ----------------------------------------------------------------------------
     Date:       Signature:                              Title:


    ----------------------------------------------------------------------------
     Date:       Signature:                              Title:


    ----------------------------------------------------------------------------


--------------------------------------------------------------------------------

For Ministry use only

Company Number:                             Filed:

                                    EXHIBIT B

(Please note that due to technological limitations of the Edgar System, the Edgar version of Exhibit B does not accurately reflect the document mailed to shareholders. An accurate copy of Exhibit B as mailed to shareholders is attached hereto as a separate PDF file.)


                                    Barbados
                             The Companies Act 1982
                        Amended and Restated By-Law No. 1

          A By-Law relating generally to the conduct of the affairs of:
                 Motors Mechanical Reinsurance Company, Limited


Be it enacted as the general by-law of Motors Mechanical Reinsurance Company, Limited (hereinafter called the "Company") as follows:

1.   INTERPRETATION


1.1. In this by-law and all other by-laws of the Company, unless the context otherwise requires:

     (a) "Act" means the Companies Act CAP 308 1982-1991 of the Laws of Barbados as from time to time amended and every statute substituted therefor and, in the case of such substitution, any references in the by-laws of the Company to provisions of the Act shall be read as references to the substituted provisions therefor in the new statute or statutes;

     (b) "Regulations" means any regulations made under the Act, and every regulation substituted therefor and, in the case of such substitution, any references in the by-laws of the Company to provisions of the Regulations shall be read as references to the substituted provisions therefore in the new regulations;


     (c) "By-laws" means any by-law of the Company from time to time in force;


     (d) all terms that are contained in the by-laws and defined in the Act or the Regulations shall have the meanings given to such terms in the Act or the Regulations; and

     (e) the singular includes the plural and the plural includes the singular; the masculine gender includes the feminine and neuter genders; the word "person" includes bodies corporate, companies, partnerships, syndicates, trusts and any association of persons; and the word "individual" means a natural person.


2.   REGISTERED OFFICE

2.1. The registered office of the Company shall be in Barbados at such address as the directors may fix from time to time by resolution.

3.   SEAL

3.1. The common seal of the Company shall be such as the directors may by resolution from time to time adopt.

4.   DIRECTORS


4.1. Powers: Subject to any unanimous agreement to the contrary by and among the shareholders, the business and affairs of the Company shall be managed by the directors.

4.2. Number: The authorized number of directors constituting the board shall be seven, subject to adjustment by the directors pursuant to paragraph 4.6 hereof. At all times, there must be two directors who reside in Barbados, one of whom must be a resident and citizen of Barbados. Except for the two resident directors, all directors must be holders of Participating shares of the Company.

4.3. Nomination of Directors: Prior to the first annual meeting of shareholders held after the adoption of these Amended and Restated By-laws, there shall be a nominating committee consisting of the two directors that reside in Barbados. Thereafter, the nominating committee shall consist of the two directors nominated by the holder of the Company's common shares and the Secretary of the Company. At each annual meeting of the shareholders, the holder of the Company's common share shall nominate two individuals to stand for election as directors. Prior to the first annual meeting of shareholders held after the adoption of these Amended and Restated By-laws, the nominating committee shall nominate five individuals to stand for election as directors, with two of such nominees to serve until the second annual meeting of shareholders following the annual meeting at which they were elected and three of such nominees to serve until the third annual meeting of shareholders following the annual meeting at which they were elected. After the first annual meeting of shareholders held after the adoption of these Amended and Restated By-laws, the duties of the nominating committee shall be limited to nominating one person to stand for election as a director at the next annual meeting for each director whose term expires on the date of such meeting. The nominating committee shall notify the Secretary of the names of its nominees not less than thirty days prior to the meeting at which such nominees shall be considered for election.

     Holders of at least two series of Participating shares also can nominate a holder of Participating shares to stand for election as director, provided that the Secretary be notified in writing of such nomination not less than ten days prior to meeting at which such nominee shall be considered for election.

4.4. Election: The holders of the Participating shares shall be entitled to elect all directors. The directors shall be elected on a show of hands unless a ballot is demanded in which case such election shall be by ballot.

4.5. Tenure: The term of all directors nominated by the holder of the Common share shall be one year. The term of all other directors shall be two years except for the three directors elected pursuant to paragraph 4.3 here of who shall serve an initial term of three years. Unless his tenure is sooner determined, a director shall hold office from the date on which he is elected or appointed until his successor is elected or appointed. Directors are eligible to serve an unlimited number of consecutive terms.


4.5.1. A director shall cease to be a director:

     (a) if he becomes bankrupt or compounds with his creditors or is declared insolvent;

     (b)  if he is found to be of unsound mind; or

     (c) if by notice in writing to the Company he resigns his office (any such resignation shall be effective at the time it is sent to the Company or at the time specified in the notice), whichever is later.


4.5.2. The holders of Participating shares may, by ordinary resolution passed at a special meeting of such shareholders, remove any director from office and a vacancy created by the removal of a director may be filled at the meeting of the holders of Participating shares at which the director is removed.

4.6. Change in Number of Directors: The Board may alter the number of directors provided that the number may not be increased to more than nine nor decreased to less than two. In the event that the number of directors is altered, the nominating committee will nominate such persons and for such terms so that the number of directors elected at each annual meeting of shareholders will be as equal as possible.

4.7. Casual Vacancy Among the Directors: Where there is any vacancy or vacancies among the directors, the directors then in office may exercise all of the powers of the directors so long as a quorum of the directors remain in office. Any vacancy occurring among the directors may be filled, for the remainder of the term, by such directors, subject to the requirement that two directors reside in Barbados and one director is a resident and citizen of Barbados.

4.8. Committees: The directors may appoint from among their number a committee or committees and subject to section 80(2) of the Act may delegate to such committee any of the powers of the directors. Non-directors may be appointed to serve on such committees.

5.   BORROWING POWERS OF DIRECTORS

5.1. The directors may from time to time pursuant to a duly adopted resolution:

     (a)  borrow money upon the credit of the Company;

     (b)  issue, reissue, sell or pledge debentures of the Company;


     (c) subject to section 53 of the Act, give a guarantee on behalf of the Company to secure performance of an obligation of any person; and


     (d) mortgage, charge, pledge or otherwise create a security interest in all or any property of the Company, owned or subsequently acquired, to secure any obligation of the Company.

5.2. The directors may from time to time by resolution delegate to any officer of the Company all or any of the powers conferred on the directors by paragraph
5.1 hereof to the full extent thereof or such lesser extent as the directors may in any such resolution provide.

5.3. The powers conferred by paragraph 5.1 hereof shall be in supplement of and not in substitution for any powers to borrow money for the purposes of the Company possessed by its directors or officers independently of a borrowing by-law.

6. MEETINGS OF DIRECTORS


6.1. Place of Meeting: Meetings of the directors and of any committee of the directors may be held within or outside Barbados provided that no such meeting shall be held in the United States of America.

6.2. Notice: A meeting of the directors may be convened at any time by any director or the Secretary, when directed or authorized by any director. Except for meetings held in conjunction with the annual meeting of shareholders, notice of all meetings must specify the purpose of or the business to be transacted at the meeting. Subject to subsection 76(1) of the Act, the notice of any such meeting held in conjunction with an annual meeting of shareholders need not specify the purpose of or the business to be transacted at the meeting. Notice of any meeting of the directors shall be served in the manner specified in paragraph 18.1 hereof not less than fifteen days (exclusive of the day on which the notice is delivered or sent but inclusive of the day for which notice is deemed given) before the meeting is to take place. A director may in any manner waive notice of a meeting of the directors and attendance of a director at a meeting of the directors shall constitute a waiver of notice of the meeting except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.


6.2.1. It shall not be necessary to give notice of a meeting of the directors to a newly elected or appointed director for a meeting held immediately following the election of directors by the shareholders or the appointment to fill a vacancy among the directors.

6.3. Quorum: Two directors, at least on of whom was nominated by the holder of the Common share, shall form a quorum for the transaction of business and, notwithstanding any vacancy among the directors, a quorum may exercise all the powers of the directors. No business shall be transacted at a meeting of directors unless a quorum is present.


6.3.1. A director may, if all the directors consent, participate in a meeting of directors or of any committee of the directors by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other and a director participating in such a meeting by such means is deemed to be present at that meeting and such meeting shall be deemed to be held in Barbados, provided that at least two directors are together in Barbados.


6.4. Voting: Questions arising at any meeting of the directors shall be decided by the approval of sixty-six and 2/3 percent (66 2/3%) of the directors present at such meeting.

6.5. Resolution in Lieu of Meeting: Notwithstanding any of the foregoing provisions of this by-law, a resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of the directors or any committee of the directors is as valid as if it had been passed at a meeting of the directors or any committee of the directors.


7.   REMUNERATION OF DIRECTORS


7.1. The directors, other than the directors who are residents of Barbados, shall serve without remuneration. The remuneration to be paid to the directors who are residents of Barbados shall be such as the shareholders may from time to time determine. The directors may award special remuneration to any director undertaking any special services on the Company's behalf other than the routine work ordinarily required of a director and the confirmation of any such resolution or resolutions by the shareholders shall not be required. The directors shall also be entitled to be paid their reasonable traveling and other expenses properly incurred by them in connection with the affairs of the Company as the Board may from time to time determine.


8.   SUBMISSION OF CONTRACTS OR TRANSACTIONS TO SHAREHOLDERS FOR APPROVAL


8.1. The directors in their discretion may submit any contract, act or transaction for approval or ratification at any annual meeting of the shareholders or at any special meeting of the shareholders called for the purpose of considering the same and, subject to the provisions of section 89 of the Act, any such contract, act or transaction that is approved or ratified or confirmed by a resolution passed by a majority of the votes cast at any such meeting, unless any different or additional requirement is imposed by the Act or by the Company's Articles or any other by-law shall be as valid and as binding upon the Company and upon all the shareholders as though it had been approved, ratified or confirmed by every shareholder of the Company.

9.   FOR THE PROTECTION OF DIRECTORS AND OFFICERS


9.1. No director or officer of the Company shall be liable to the Company for:

(a) the acts, receipts, neglects or defaults of any other director or officer or employee or for joining in any receipt or act for conformity;

(b) any loss, damage or expense incurred by the Company through the insufficiency or deficiency of title to any property acquired by the Company or for or on behalf of the Company;

(c) the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Company shall be placed out or invested;

(d) any loss or damage arising from the bankruptcy, insolvency or tortious act of any person, including any person with whom any moneys, securities or effects shall be lodged or deposited;

(e) any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealings with any moneys, securities or other assets belonging to the Company;



(f) any other loss, damage or misfortune whatever which may happen in the execution of the duties of his respective office or trust or in relation thereto; unless the same happens by or through his failure to exercise the powers and to discharge the duties of his office honestly and in good faith with a view to the best interests of the Company and in connection therewith to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.


9.2. Nothing herein contained shall relieve a director or officer from the duty to act in accordance with the Act or regulations made thereunder or relieve him from liability for a breach thereof.

9.2.1. The directors for the time being of the Company shall not be under any duty or responsibility in respect of any contract, act or transaction whether or not made, done or entered into in the name or on behalf of the Company, except such as are submitted to and authorized or approved by the directors.

9.2.2. If any director or officer of the Company is employed by or performs services for the Company otherwise than as a director or officer or is a member of a firm or a shareholder, director or officer of a body corporate which is employed by or performs services for the Company, the fact of his being a shareholder, director or officer of the Company shall not disentitle such director or officer of such firm or body corporate, as the case may be, from receiving proper remuneration for such services.

10.  INDEMNITIES TO DIRECTORS AND OFFICERS


10.1. The Company shall indemnify and advance expenses to every director, officer and employee, in the manner and to the full extent permitted by the Act, against any and all judgments, fines, amounts paid in settlement and reasonable expenses, including Attorneys-at-Law fees, incurred by such person in connection with any claim, action, suit or proceeding whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of the Company or is or was serving at the request of the Company as a director, officer, employee, fiduciary or shareholder of any other corporation, partnership, joint venture, trust, enterprise or organization.


10.2. The rights of indemnification provided by paragraph 10 hereof shall not be exclusive to any rights to which any such director, officer or employee may otherwise be entitled by reason of contract or statute. Nor shall the indemnification provided herein be deemed to limit the right of the Company to indemnify any other person to the full extent permitted by law.

10.3. The directors may, to the full extent permitted by the Act, authorize an appropriate officer or officers to purchase and maintain at the Company's expense insurance (i) to indemnify the Company for any obligation which it incurs as a result of the indemnification of the directors, officers and employees under the provisions of paragraph 10 hereof, and (ii) to indemnify directors, officers and employees in the instances in which they may not otherwise be indemnified by the Company under the provisions of paragraph 10 hereof.

10.4. Nothing contained in paragraph 10 hereof shall be construed to permit indemnification of any director, officer or employee for any costs, losses and expenses which any such person may incur or become liable for by reason of any contract entered into, or act or thing done or omitted to be done by him in performance of his office or in any way in the discharge of his duties, if the same happens through his not acting in good faith and in the best interests of the Company.

11.  OFFICERS


11.1. Appointment: The directors shall as often as may be required appoint a Secretary and, if deemed advisable, may as often as may be required appoint any or all of the following officers: a Chairman, a Deputy-Chairman, a Managing Director, a President, one or more Vice-Presidents, a Treasurer, one or more Assistant Secretaries or one or more Assistant Treasurers. A director may be appointed to any office of the Company but none of the officers except the Chairman, the Deputy-Chairman, the Managing Director, and the President need be a director. Two or more of the aforesaid offices may be held by the same person. In case and whenever the same person holds the offices of Secretary and Treasurer he may but need not be known as the Secretary-Treasurer. The directors may from time to time appoint such other officers and agents as they deem necessary who shall have such authority and shall perform such duties as may from time to time be prescribed by the directors. All officers of the Company must reside in Barbados.


11.2. Remuneration: The remuneration of all officers appointed by the directors shall be determined from time to time by resolution of the directors. The fact that any officer or employee is a director or shareholder of the Company shall not disqualify him from receiving such remuneration as may be determined.

11.3. Powers and Duties: All officers shall sign such contracts, documents or instruments in writing as require their respective signatures and shall respectively have and perform all powers and duties incident to their respective offices and such other powers and duties respectively as may from time to time be assigned to them by the directors.

11.4. Delegation: In case of the absence or inability to act of any officer of the Company except a Managing Director or for any other reason that the directors may deem sufficient the directors may delegate all or any of the powers of such officer to any other officer or to any director.


11.5. Chairman: A Chairman shall be the chief executive officer of the Company and shall, when present, preside at all meetings of the directors, of any committee of the directors or of the shareholders.

11.6. Deputy-Chairman: If the Chairman is absent or is unable or refuses to act, the Deputy-Chairman (if any) shall, when present, preside at all meetings of the directors, of any committee of the directors or of the shareholders.


11.7. Managing Director: A Managing Director shall exercise such powers and have such authority as may be delegated to him by the directors in accordance with the provisions of section 80 of the Act.

11.8. President: A President shall be vested with and may exercise all the powers and shall perform all the duties of a Chairman and Deputy-Chairman if none be appointed or if the Chairman and Deputy-Chairman are absent or are unable or refuse to act.


11.9. Vice-President: A Vice-President shall be vested with all the powers and shall perform all the duties of the President in the absence or inability or refusal to act of the President.

11.10. Secretary: The Secretary shall give or cause to be given notices for all meetings of the directors, of any committee of the directors and of the shareholders when directed to do so and shall have charge of the minute books and seal of the Company and, subject to the provisions of paragraph 14.1 hereof, of the records (other than accounting records) referred to in section 170 of the Act.


11.11. Treasurer: Subject to the provisions of any resolution of the directors, a Treasurer shall have the care and custody of all the funds and securities of the Company and shall deposit the same in the name of the Company in such bank or banks or with such other depository or depositories as the directors may direct. He shall keep or cause to be kept the accounting records referred to in section 172 of the Act. He may be required to give such bond for the faithful performance of his duties as the directors in their uncontrolled discretion may require but no director shall be liable for failure to require any such bond or for the insufficiency of any such bond or for any loss by reason of the failure of the Company to receive any indemnity thereby provided.

11.12. Assistant Secretary and Assistant Treasurer: The Assistant Secretary or, if more than one, the Assistant Secretaries in order of seniority, and the Assistant Treasurer or, if more than one, the Assistant Treasurers in order of seniority, shall respectively perform all the duties of the Secretary and the Treasurer, respectively, in the absence or inability or refusal to act of the Secretary or the Treasurer, as the case may be.


11.13. General Manager or Manager: The directors may from time to time appoint one or more General Managers or Managers and may delegate to him or them full power to manage and direct the business and affairs of the Company (except such matters and duties as by law must be transacted or performed by the directors or by the shareholders) and to employ and discharge agents and employees of the Company or may delegate to him or them any lesser authority. A General Manager or Manager shall conform to all lawful orders given to him by the directors of the Company and shall at all reasonable times give to the directors or any of them all information they may require regarding the affairs of the Company. Any agent or employee appointed by the General Manager or Manager may be discharged by the directors.

11.14. Vacancies: If the office of any officer of the Company becomes vacant by reason of death, resignation, disqualification or otherwise, the directors by resolution shall, in the case of the Secretary, and may, in the case of any other office, appoint a person to fill such vacancy, provided such person resides in Barbados.


12.  SHAREHOLDERS' MEETINGS


12.1. Annual Meeting: Subject to the provisions of section 105 of the Act, the annual meeting of the shareholders shall be held on such day in each year and at such time as the directors may by resolution determine.

12.2. Special Meetings: Special meetings of the shareholders may be convened by order of the Chairman, the Deputy-Chairman, the Managing Director, the President, a Vice-President or by the directors.

12.2.1. The directors shall, on the requisition of the holders of not less than five percent of the issued shares of the Company that carry a right to vote at the meeting requisitioned, forthwith convene a meeting of shareholders, and in the case of such requisition the following provisions shall have effect:


(1) The requisition must state the purposes of the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more of the requisitionists.

(2) If the directors do not, within twenty-one days from the date of the requisition being so deposited, proceed to convene a meeting, the requisitionists or any of them may themselves convene the meeting, but any meeting so convened shall not be held after three months from the date of such deposit.

(3) Unless subsection 3 of section 129 of the Act applies, the directors shall be deemed not to have duly convened the meeting if they do not give such notice as is required by the Act within fourteen days from the deposit of the requisition.


(4) Any meeting convened under this paragraph by the requisitionists shall be called as nearly as possible in the manner in which meetings are to be called pursuant to the by-laws and Divisions E and F of Part I of the Act.


(5) A requisition by joint holders of shares must be signed by all such holders.


12.3. Notice: A printed, written or typewritten notice stating the day, hour and place of meeting shall be given by serving such notice on each shareholder entitled to vote at such meeting, on each director and on the auditor of the Company in the manner specified in paragraph 18.1 hereof, not less than twenty-one days or more than fifty days (in each case exclusive of the day on which the notice is delivered or sent and of the day for which notice is deemed given) before the date of the meeting. Notice of a meeting at which special business is to be transacted shall state (a) the nature of that business in sufficient detail to permit the shareholder to form a reasoned judgment thereon, and (b) the text of any special resolution to be submitted to the meeting.


12.4. Waiver of Notice: A shareholder and any other person entitled to attend a meeting of shareholders may in any manner waive notice of a meeting of shareholders and attendance of any such person at a meeting of shareholders shall constitute a waiver of notice of the meeting except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

12.5. Omission of Notice: The accidental omission to give notice of any meeting or any irregularity in the notice of any meeting or the non-receipt of any notice by any shareholder, director or the auditor of the Company shall not invalidate any resolution passed or any proceedings taken at any meeting of the shareholders.


12.6. Votes: Every question submitted to any meeting of shareholders shall be decided in the first instance by a show of hands unless a person entitled to vote on the question has demanded a ballot and, if the Articles so provide, in the case of an equality of votes the Chairman of the meeting shall on a ballot have a casting vote in addition to any votes to which he may be otherwise entitled.


12.6.1. On every question on which he is entitled to vote, every shareholder, proxy holder or individual authorized to represent a shareholder who is present in person shall have one vote on a show of hands. Upon a ballot at which he is entitled to vote, every shareholder, proxy holder or individual authorized to represent a shareholder shall, subject to the articles, have one vote for every share held by the shareholder.

12.6.2. At any meeting unless a ballot is demanded, a declaration by the Chairman of the meeting that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.


12.6.3. When the Chairman, the Deputy-Chairman, the President and the Vice-President are absent, the persons who are present and entitled to vote shall choose another director as Chairman of the meeting; but if no director is present or all the directors present decline to take the chair, the persons who are present and entitled to vote shall choose one of their number to be Chairman.


12.6.4. A ballot may, either before or after any vote by a show of hands, be demanded by any person entitled to vote on the question. If at any meeting a ballot is demanded on the election of a Chairman or on the question of adjournment it shall be taken forthwith without adjournment. If at any meeting a ballot is demanded on any other question or as to the election of directors, the vote shall be taken by ballot in such manner and either at once, later in the meeting or after adjournment as the Chairman of the meeting directs. The result of a ballot shall be deemed to be the resolution of the meeting at which the ballot was demanded. A demand for a ballot may be withdrawn.

12.6.5. If two or more persons hold shares jointly, one of those holders present at a meeting of shareholders may, in the absence of the other, vote the shares; but if two or more of those persons who are present, in person or by proxy, vote, they must vote as one on the shares jointly held by them.


12.7. Proxies: Votes at meetings of shareholders may be given either personally or by proxy or, in the case of a shareholder who is a body corporate or association, by an individual authorized by a resolution of the directors or governing body of that body corporate or association to represent it at meetings of shareholders of the Company.

12.7.1. A proxy shall be executed by the shareholder or his attorney authorized in writing and is valid only at the meeting in respect of which it is given or any adjournment thereof.

12.7.2. A person appointed by proxy must be a director, officer or shareholder of the Company.

12.7.3. Subject to the provisions of Part V of the Regulations, a proxy may be in the following form: The undersigned shareholder of Motors Mechanical Reinsurance Company, Limited hereby appoints ____________________ of _______________________________, or failing him, __________________________ of
________________________________ as the nominee of the undersigned to attend and act for the undersigned and on behalf of the undersigned at the meeting of the shareholders of the said Company to be held on the ________ day of _______________, 20___ and at any adjournment or adjournments thereof in the same manner, to the same extent and with the same powers as if the undersigned were present at the said meeting or such adjournment or adjournments thereof. Dated this ___________ day of ___________ 20___.


                            Signature of Shareholder

12.8. Adjournment: The chairman of any meeting may with the consent of the meeting adjourn the same from time to time to a fixed time and place and no notice of such adjournment need be given to the shareholders unless the meeting is adjourned by one or more adjournments for an aggregate of thirty days or more in which case notice of the adjourned meeting shall be given as for an original meeting. Any business that might have been brought before or dealt with at the original meeting in accordance with the notice calling the same may be brought before or dealt with at any adjourned meeting for which no notice is required.

12.9. Quorum: Holders of the majority of the Shares issued and outstanding, present in person or by proxy, shall constitute a quorum for any meeting of the shareholders.


     If a quorum is present at the opening of any meeting of the shareholders, the shareholders present or represented may proceed with the business of the meeting notwithstanding a quorum is not present throughout the meeting. If a quorum is not present within 30 minutes of the time fixed for a meeting of shareholders, the persons present and entitled to vote may adjourn the meeting to a fixed time and place but may not transact any other business.


12.10. Resolution in Lieu of Meeting: Notwithstanding any of the foregoing provisions of this by-law a resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of the shareholders is, subject to section 128 of the Act, as valid as if it had been passed at a meeting of the shareholders.


13.  SHARES


13.1. Allotment and Issuance: Subject to the Act, the Articles and any unanimous agreement by and among the shareholders, shares in the capital of the Company may be allotted and issued by resolution of the directors at such times and on such terms and conditions and to such persons or class of persons as the directors determine.

13.2. Certificates: Share certificates and the form of share transfer shall (subject to section 181 of the Act) be in such form as the directors may by resolution approve and such certificates shall be signed by a Chairman or a Deputy-Chairman or a Managing Director or a President or a Vice-President and the Secretary or an Assistant Secretary holding office at the time of signing.

13.2.1. The directors or any agent designated by the directors may in their or his discretion direct the issuance of a new share or other such certificate in lieu of and upon cancellation of a certificate that has been mutilated or in substitution for a certificate claimed to have been lost, destroyed or wrongfully taken, upon payment of such reasonable fee and upon such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the directors may from time to time prescribe, whether generally or in any particular case.

14.  TRANSFER OF SHARES AND DEBENTURES


14.1. Transfer: Subject to the Articles, the shares or debentures of the Company may be transferred by a written instrument of transfer signed by the transferor and naming the transferee.

14.2. Registers: Registers of shares and debentures issued by the Company shall be kept at the registered office of the Company or at such other place in Barbados as may from time to time be designated by resolution of the directors.

14.3. Surrender of Certificates: Subject to section 179 of the Act, no transfer of shares shall be registered unless or until the certificate representing the shares or debentures to be transferred has been surrendered for cancellation.

14.4. Shareholder Indebted to the Company: If so provided in the Articles, the Company has a lien on a share registered in the name of a shareholder or his personal representative for a debt of that shareholder to the Company. By way of enforcement of such lien the directors may refuse to permit the registration of a transfer of such share.


15.  DIVIDENDS


15.1. The directors may from time to time by resolution declare and the Company may pay dividends on the issued and outstanding Participating shares of the Company subject to the provisions of the Articles and sections 51 and 52 of the Act. Dividends may not be declared on the Common share or the Class A shares of the Company.


15.1.1. In case several persons are registered as the joint holders of any shares, any one of such persons may give effectual receipts for all dividends and payments on account of dividends.

16.  VOTING IN OTHER COMPANIES


16.1. All shares or debentures carrying voting rights in any other body corporate that are held from time to time by the Company may be voted at any and all meetings of shareholders, debenture holders (as the case may be) of such other body corporate and in such manner and by such person or persons as the directors of the Company shall from time to time determine. The officers of the Company may for and on behalf of the Company from time to time:


     (a)  execute and deliver proxies; and

     (b) arrange for the issuance of voting certificates or other evidence of the right to vote; in such names as they may determine without the necessity of a resolution or other action by the directors.

17.  INFORMATION AVAILABLE TO SHAREHOLDERS


17.1. The directors may from time to time, subject to rights conferred by the Act, determine whether and to what extent and at what time and place and under what conditions or regulations the documents, books and registers and accounting records of the Company or any of them shall be open to the inspection of shareholders and no shareholder shall have any right to inspect any document or book or register or accounting records of the Company except as conferred by statute or authorized by the directors or by a resolution of the shareholders.


18.  NOTICES


18.1. Method of Giving Notice: Any notice or other document required by the Act, the Regulations, the Articles or the by-laws to be sent to any shareholder, debenture holder, director or auditor may be delivered personally or sent by prepaid air mail, facsimile, cable or telex to any such person at his latest address as shown in the records of the Company or its transfer agent and to any such director at his latest address as shown in the records of the Company or in the latest notice filed under section 66 or 74 of the Act, and to the auditor at his business address.

18.2. Waiver of Notice: Notice may be waived or the time for the notice may be waived or abridged at any time with the consent in writing of the person entitled thereto.

18.3. Undelivered Notices: If a notice or document is sent to a shareholder or debenture holder by prepaid mail in accordance with this paragraph and the notice or document is returned on three consecutive occasions because the shareholder or debenture holder cannot be found, it shall not be necessary to send any further notices or documents to the shareholder or debenture holder until he informs the Company in writing of his new address.

18.4. Shares and Debentures Registered in More Than One Name: All notices or other documents with respect to any shares or debentures registered in more than one name shall be given to whichever of such persons is named first in the records of the Company and any notice or other document so given shall be sufficient notice or delivery to all the holders of such shares or debentures.

18.5. Persons Becoming Entitled by Operation of Law: Subject to Section 184 of the Act, every person who by operation of law, transfer or by any other means whatsoever becomes entitled to any share is bound by every notice or other document in respect of such share that, previous to his name and address being entered in the records of the Company, is duly given to the person from whom he derives his title to such share.

18.6. Deceased Shareholders: Subject to section 184 of the Act, any notice or other document delivered or sent by prepaid mail, facsimile, cable or telex or left at the address of any shareholder as the same appears in the records of the Company shall, notwithstanding that such shareholder is deceased , and whether or not the Company has notice of his death, be deemed to have been duly served in respect of the shares held by him (whether held solely or with any other person) until some other person is entered in his stead in the records of the Company as the holder or one of the holders thereof and such service shall for all purposes be deemed a sufficient service of such notice or document on his personal representatives and on all persons, if any, interested with him in such shares.


18.7. Signature to Notices: The signature of any director or officer of the Company to any notice or document to be given by the Company may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.

18.8. Computation of Time: Where a notice extending over a number of days or other period is required under any provisions of the articles or the by-laws, the day of sending the notice shall, unless it is otherwise provided, be counted in such number of days or other period.

18.9. Proof of Service: Where a notice required under paragraph 18.1 hereof is delivered personally to the person to whom it is addressed or delivered to his address as mentioned in paragraph 18.1 hereof, service shall be deemed to be at the time of delivery of such notice.


18.9.1. Where such notice is sent by post, service of the notice shall be deemed to be effected seventy-six hours after posting if the notice was properly addressed and posted by prepaid air mail.


18.9.2. Where the notice is sent by facsimile, cable or telex, service is deemed to be effected on the date on which the notice is so sent.

18.9.3. A certificate of an officer of the Company in office at the time of the making of the certificate or of any transfer agent of shares of any class of the Company as to facts in relation to the delivery or sending of any notice shall be conclusive evidence of those facts.

19.  CHEQUES, DRAFTS AND NOTES


19.1. All cheques, drafts or orders for the payment of money and all notes and acceptances and bills of exchange shall be signed by such officers or persons and in such manner as the directors may from time to time designate by resolution.


20.  EXECUTION OF INSTRUMENTS

20.1. Contracts, documents or instruments in writing requiring the signatures of two officers of the Company may be signed by:

     (a) a Chairman, a Deputy Chairman, a Managing Director, a President or a Vice-President together with the Secretary or the Treasurer, or


     (b)  any two directors


and all contracts, documents and instruments in writing so signed shall be binding upon the Company without any further authorization or formality. The directors shall have power from time to time by resolution to appoint any officers or persons on behalf of the Company either to sign certificates for shares in the Company and contracts, documents and instruments in writing generally or to sign specific contracts, documents or instruments in writing.


20.1.2. The common seal of the Company may be affixed to contracts, documents and instruments in writing signed as aforesaid or by any officers or persons appointed pursuant to paragraph 20.1 hereof.

20.1.3. Subject to section 134 of the Act


     (a)  The Chairman together with the Secretary, or

     (b)  any two directors


shall have authority to sign and execute (under the seal of the Company or otherwise) all instruments that may be necessary for the purpose of selling, assigning, transferring, exchanging, converting or conveying any shares, stocks, bonds, debentures, rights, warrants or other securities.

21.  SIGNATURES

21.1. The signature of a Chairman, a Deputy-Chairman, a Managing Director, a President, a Vice-President, the Secretary, the Treasurer, an Assistant Secretary or an Assistant Treasurer or any director of the Company or of any officer or person, appointed pursuant to paragraph 20 hereof by resolution of the directors may, if specifically authorized by resolution of the directors, be printed, engraved, lithographed or otherwise mechanically reproduced upon any certificate for shares in the Company or contract, document or instrument in writing, bond, debenture or other security of the Company executed or issued by or on behalf of the Company. Any document or instrument in writing on which the signature of any such officer or person is so reproduced shall be deemed to have been manually signed by such officer or person whose signature is so reproduced and shall be as valid to all intents and purposes as if such document or instrument in writing had been signed manually and notwithstanding that the officer or person whose signature is so reproduced has ceased to hold office at the date on which such document or instrument in writing is delivered or issued.

22.  FINANCIAL YEAR

22.1. The directors may from time to time by resolution establish the financial year of the Company.

Enacted this  ______ day of ______, ______.




Director                                             Secretary

                                    P R O X Y
                 MOTORS MECHANICAL REINSURANCE COMPANY, LIMITED

                           PARTICIPATING SHAREHOLDERS

          I/We, ____________________________, a member of the above-named company hereby appoint Ronald W. Jones, Vice-President, Finance of Motors Mechanical Reinsurance Company, Limited (the "Company") or failing him Michael
R. Boyce, Secretary of the Company, as my/our proxy to vote for me/us on my/our behalf at the Shareholders meeting to be held on May 12, 2004 or at any adjournment thereof and in particular to vote for:

     (i) The approval of minutes of the previous meeting of Shareholders held on May 14, 2003.

     (ii) The adoption of the financial statements of the Company for the twelve-month period ended December 31, 2003 together with the independent auditors' report thereon.

     (iii) The election of Mr. Donald A. Urquhart, Jr. to serve as a director representing the Participating Shareholders.

     (iv) The adoption of amendments to the Company's Restated Articles of Incorporation as contained in the Company's Proxy Statement dated April 19, 2004, to become effective as of July 1, 2004.

     (v) The confirmation of the adoption by the Board of Directors of the amendments to the Company's By-Law No. 1 as contained in the Company's Proxy Statement dated April 19, 2004, to become effective July 1, 2004.

     (vi) The authorization of any director and/or the secretary of the Company to sign all documents and do all things necessary or desirable to effect such amendments.

     (vii) The confirmation of Deloitte & Touche as the independent auditors of the Company for the current fiscal year.

          In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                    Dated this ____ day of __________, 2004.


------------------------------                       ---------------------------
Signature                                            Print Name

          As a Shareholder in Series # __________
          (for identification purposes, please indicate the series in which you are a shareholder)

--------------------------------------------------------------------------------

Completed Proxy forms should be returned either by facsimile or overnight mail to the Company's Barbados address as follows:

         Motors Mechanical Reinsurance Company, Limited
         c/o Aon Insurance Managers (Barbados) Ltd.
         One Financial Place, P.O. Box 1304,
         Collymore Rock,
         St. Michael, Barbados, W.I.
         Tel.#:  (246) 437-6878                      Fax#:  (246) 436-9016


--------------------------------------------------------------------------------
ANY QUESTIONS RELATIVE TO THE CONTENT OR COMPLETION OF THIS PROXY SHOULD BE DIRECTED TO MR. RONALD W. JONES, VICE-PRESIDENT, FINANCE AT THE ABOVE LOCATION.
--------------------------------------------------------------------------------

                                      PROXY

                 MOTORS MECHANICAL REINSURANCE COMPANY, LIMITED

                               COMMON SHAREHOLDER

          GMAC INSURANCE HOLDINGS, INC., a member of the above-named company, hereby appoints Thomas D. Callahan, Director of the Company or failing him Robert E. Capstack, Director of the Company, as its proxy to vote for it on its behalf at the Shareholders meeting to be held on May 12, 2004 or at any adjournment thereof and in particular to vote for:

(i) The approval of minutes of the previous meeting of Shareholders held on May 14, 2003.

(ii) The adoption of the financial statements of the Company for the twelve-month period ended December 31, 2003 together with the independent auditors' report thereon.

(iii) The election of the following individuals to serve as directors representing the Common Shareholder:

                 Thomas D. Callahan
                 William B. Noll
                 John J. Dunn, Jr.
                 Robert E. Capstack
                 Peter R.P. Evelyn

(iv) The adoption of amendments to the Company's Restated Articles of Incorporation as contained in the Company's Proxy Statement dated April 19, 2004, to become effective as of July 1, 2004.

(v) The confirmation of the adoption by the Board of Directors of the amendments to the Company's By-Law No. 1 as contained in the Company's Proxy Statement dated April 19, 2004, to become effective July 1, 2004.

(vi) The authorization of any director and/or the secretary of the Company to sign all documents and do all things necessary or desirable to effect such amendments.

(vii) The confirmation of Deloitte & Touche as the independent auditors of the Company for the current fiscal year.

          In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                 Dated this ________ day of ______________, 2004


                          GMAC INSURANCE HOLDINGS, INC.

------------------------------                  --------------------------------
Signature                                       Print Name

                                                --------------------------------
                                                Title